UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

280 Park Avenue

32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue

32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (855) 857-2638

Date of fiscal year end: March 31, 2021

Date of reporting period: March 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended [17 CFR § 270.30e-1], are attached hereto.

Annual Report

KFA Large Cap Quality Dividend Index ETF

KFA Small Cap Quality Dividend Index ETF

KFA Dynamic Fixed Income ETF

KFA Value Line® Dynamic Core Equity Index ETF

KFA Mount Lucas Index Strategy ETF

March 31, 2021

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Form N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at http://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in large Creation Unit aggregations. Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Shareholder Letter (Unaudited)

Dear Shareholders:

We are pleased to provide you with the Annual Report for KFA Funds exchange-traded funds (“ETFs”) for the 12-month period ended March 31, 2021. Despite recent market volatility, we are encouraged by the long-term prospects for our differentiated, high-conviction investment strategies. Thank you for investing with us.

For the period, the ETFs delivered the following returns*:

Fund	Return*	Underlying Index Return**
KFA Large Cap Quality Dividend Index ETF (KLCD)	48.30%	49.26%
KFA Small Cap Quality Dividend Index ETF(KSCD)	39.27%	40.21%
KFA Dynamic Fixed Income ETF (KDFI)	5.79%	11.65%
KFA Value Line® Dynamic Core Equity Index ETF (KVLE)	15.46%^	15.22%^
KFA Mount Lucas Index Strategy ETF (KMLM)	10.20%^	10.45%^

As the US economy reopens following the coronavirus pandemic, we believe that investing in diversifying stock and bond strategies is an important way to help manage portfolio risk while benefiting from improving market conditions.

Jonathan Krane, CEO

March 31, 2020

*       Returns based on change in net asset value since inception (less than one-year period) as of March 31, 2021

^      Return period since Fund inception (less than one-year period)

**     The underlying indexes and their definitions are as follows:

The Underlying Index for the KFA Large Cap Quality Dividend Index ETF is the Russell 1000 Dividend Select Equal Weight Index. The Russell 1000 Dividend Select Equal Weight Index is designed to measure the performance of US companies that have successfully increased their dividend payments over a period of ten years. On a quarterly basis the highest-ranking companies based on momentum are selected and equally weighted to form the final index, capturing the large cap domestic market. The index is designed to provide a benchmark for investors looking to capture a concentrated portfolio of constituents demonstrating increased dividends and positive momentum.

The Underlying Index for the KFA Small Cap Quality Dividend Index ETF is the Russell 2000 Dividend Select Equal Weight Index. The Russell 2000 Dividend Select Equal Weight Index is designed to measure the performance of US companies that have successfully increased their dividend payments over a period of ten years. On a quarterly basis the highest-ranking companies based on momentum are selected and equally weighted to form the final index, capturing the small cap domestic market. The index is designed to provide a benchmark for investors looking to capture a concentrated portfolio of constituents demonstrating increased dividends and positive momentum.

The Underlying Index for the KFA Dynamic Fixed Income ETF is the FTSE US High-Yield Treasury Rotation Index. The FTSE US High-Yield Treasury Rotation Index is designed to provide a benchmark for investors looking to capture risk-managed exposure to High-Yield credit and US Treasuries. The FTSE US High-Yield Treasury Rotation Index rotates between the following three sub-indexes: FTSE US Treasury 1-5 Years Index, FTSE US Treasury 7-10 Years Index, and the FTSE US High-Yield Market BB/B Rated Capped Custom Index. During quarterly reviews, the cumulative quarterly return of these three indexes is compared and the index with the highest return across that period receives the full allocation for the coming quarter.

Shareholder Letter (Unaudited) (concluded)

The Underlying Index for the KFA Value Line® Dynamic Core Equity Index ETF is the 3D/L Value Line® Dynamic Core Equity Index. The 3D/L Value Line® Dynamic Core Equity Index introduces a market adaptive approach to investing in US large cap companies. The strategy seeks to capture quality US companies based on a three-factor process that selects stocks with high dividend yields and are the highest rated among Value Line®’s Safety™ and Timeliness™ Ranking Systems. Careful quantitative modelling, that incorporates a unique set of risk management tools, adjusts the beta of the overall portfolio based on the market environment. The index is rebalanced monthly.

The Underlying Index for the KFA Mount Lucas Index Strategy ETF is the KFA MLM Index. The KFA MLM Index is a diversified trend following portfolio of commodity, currency, and global fixed income futures contracts traded on US and foreign exchanges. The performance data for the index is a representation of the MLM Index from 1/1/1988 to 12/31/2004, the MLM Index EV (“EV”), with enhanced Execution and Volatility characteristics, from 1/1/2005 to 11/30/2020, and, using the same methodology as the “EV,” the KFA MLM Index from 12/1/2020 on.

Management Discussion of Fund Performance (Unaudited)

KFA Large Cap Quality Dividend Index ETF

The KFA Large Cap Quality Dividend Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correlate generally to the price and yield performance of the Russell 1000 Dividend Select Equal Weight Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to measure the performance of US companies that have successfully increased their dividend payments over a period of ten years. On a quarterly basis the highest-ranking companies based on momentum are selected and equally weighted to form the final index, capturing the large cap domestic market.

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), and accompanied by a rise in inflation in the United States.

Dividend paying large cap stocks gained for the period. The large cap stocks included in the Russell 1000 Index enjoyed a strong rebound from their March 2020 lows and the dividend paying stocks within the index were not left behind in that rebound. The Fund also benefitted from the continued rotation to value stocks seen at the end of 2020 and beginning of 2021. Companies in the industrial and financial sectors contributed the most to the Fund’s performance for the period on the resumption of normal economic activity and speculation of rising interest rates, respectively.

We see two potential catalysts for the US dividend-paying equity market in the year to come:

•   A continuation of the rotation into value/cyclical stocks seen in the first quarter of 2021.

•   An improving economy powered by vaccine distribution and the subsequent relaxation of pandemic restrictions on economic activity.

For the one-year period ending on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 48.30%, while the Underlying Index increased by 49.26%.

At the end of the reporting period, the Fund held 23.44% of the portfolio in the Industrials sector, 19.27% in the Financials sector, and 9.55% in the Consumer Staples sector, which represent the Fund’s top three sector weightings.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Large Cap Quality Dividend Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KFA Large Cap Quality Dividend Index ETF	48.30%	48.72	%‡	13.85	%‡	14.12	%‡
Russell 1000 Dividend Select Equal Weight Index	N/A	49.26	%‡	N/A		14.35	%‡
Russell 1000 Index	N/A	60.59	%‡	N/A		22.64	%‡
*	The Fund commenced operations on June 11, 2019.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.42%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on pages 1 thru 2.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Small Cap Quality Dividend Index ETF

The KFA Small Cap Quality Dividend Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correlate generally to the price and yield performance of the Russell 2000 Dividend Select Equal Weight Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to measure the performance of US companies that have successfully increased their dividend payments over a period of ten years. On a quarterly basis the highest-ranking companies based on momentum are selected and equally weighted to form the final index, capturing the small cap domestic market.

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), and accompanied by a rise in inflation in the United States.

Dividend paying small cap stocks gained for the period though did not see significant momentum until late 2020 when the Russell 2000 began to rebound strongly from its pandemic lows. The unprecedented fiscal stimulus pursued by the US benefitted smaller companies the most, many of which saw the brunt of the impact from the COVID-19 pandemic. The Fund also benefitted from the continued rotation to value stocks seen at the end of 2020 and beginning of 2021. Regional banks and automotive retail companies contributed the most to the Fund’s performance for the period on early 2021 speculation of rising interest rates and surging demand for automobiles.

We see two potential catalysts for the US dividend-paying equity market in the year to come:

•   A continuation of the rotation into value/cyclical stocks seen in the first quarter of 2021.

•   An improving economy powered by vaccine distribution and the subsequent relaxation of pandemic restrictions on economic activity.

For the one-year period ending on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 39.27%, while the Underlying Index increased by 40.21%.

At the end of the reporting period, the Fund held 25.54% of the portfolio in the Financials sector, 22.07% in the Utilities sector, and 17.18% in the Industrials sector, which represent the Fund’s top three sector weightings.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Small Cap Quality Dividend Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KFA Small Cap Quality Dividend Index ETF	39.27%	41.47	%‡	9.03	%‡	9.45	%‡
Russell 2000 Dividend Select Equal Weight Index	N/A	40.21	%‡	N/A		9.71	%‡
Russell 2000 Index	N/A	94.85	%‡	N/A		25.08	%‡
*	The Fund commenced operations on June 11, 2019.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.52%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on pages 1 thru 2.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Dynamic Fixed Income ETF

The KFA Dynamic Fixed Income ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a the FTSE US High-Yield Treasury Rotation Index (the “Underlying Index”).

The Underlying Index is designed to provide a benchmark for investors looking to capture risk-managed exposure to High-Yield credit and US Treasuries.

Global bond markets saw strong issuance in the second half of 2020 as corporations sought to take advantage of an extremely low-rate environment. In the US, high yield issuance rose 30% to $570 billion as downgraded issuers attempted to shore up their finances in the fallout from the coronavirus pandemic. However, investment grade issuance was even stronger in 2020, rising +54% to $2.01 trillion. By the end of the year, high yield spreads returned to their pre-pandemic level in the US and continued to fall in 2021 amid an improving economic situation, ending the period lower than they had been at the beginning of the pandemic.

US high yield bonds have made a remarkable comeback from their pandemic lows as issuance soared during the second half of 2020. The Fund rotated into treasuries in the second quarter of 2020 following the extreme downdraft in high yield bonds in the first quarter of 2020 before rotating back into high yield for the remainder of the period. For the three quarters during which the Fund was invested in high yield, it outperformed the average return among the three asset classes included in the rotation model (short duration treasuries, medium duration treasuries, and high yield bonds).

We see three potential catalysts for the US high yield bond market in the year to come:

•   Moody’s forecasts an increase of 7% in high yield issuance in the US in 2021, compared to a 16% decrease for investment grade.1

•   Moody’s forecasts the high yield default rate in the US to drop below 5% in June compared to nearly 6% in March and remain below 5% for the remainder of 2021, improving the risk profile of high yield securities.1

•   The rise in inflation expected for 2021 may reduce nominal debt and thereby improve the repayment capacity for many high yield issuers.

For the one-year period ending on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 5.79%, while the Underlying Index increased by 11.65%.

At the end of the reporting period, the Fund held 75.21% of the portfolio in the Industrials sector, 10.87% in the Financials sector, and 3.06% in the Utilities sector, which represent the Fund’s top three sector weightings.

Citations:

1 Moody’s Investor Service.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Dynamic Fixed Income ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KFA Dynamic Fixed Income ETF	5.79%	6.89	%‡	-7.53	%‡	-7.40	%‡
FTSE US High-Yield Treasury Rotation Index	N/A	11.65	%‡	N/A		-1.80	%‡
*	The Fund commenced operations on December 6, 2019.
‡	Unaudited
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.46%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on pages 1 thru 2.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Value Line® Dynamic Core Equity Index ETF

The KFA Value Line® Dynamic Core Equity Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of the 3D/L Value Line® Dynamic Core Equity Index (the “Underlying Index”).

The Underlying Index is designed to capture quality US companies based on a three-factor process that selects stocks with high dividend yields that are the highest rated among Value Line®’s Safety™ and Timeliness™ Ranking Systems.

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), and accompanied by a rise in inflation in the United States.

From inception on November 23, 2020, the investment strategy performed well against comparable beta benchmarks due mainly to the continued rotation towards value stocks and away from some growth names. Global reopening and increased vaccinations also gave a strong tailwind for equities in general. The strategy particularly benefited from strength in Financial, Utilities and Industrials. The Fund’s focused selection of consumer staples stocks also benefited the Fund avoiding the sectors decline in broad benchmarks during the period.

We see two potential catalysts for the US dividend-paying equity market in the year to come:

•   A continuation of the rotation into value/cyclical stocks seen in the first quarter of 2021.

•   An improving economy powered by vaccine distribution and the subsequent relaxation of pandemic restrictions on economic activity.

From inception (November 23, 2020) through the Fund’s fiscal year ending on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 15.46% while the Underlying Index increased by 15.22%.

At the end of the reporting period, the Fund held 22.51% of the portfolio in the Industrials sector, 20.56% in the Utilities sector, and 20.44% in the Financials sector, which represent the Fund’s top three sector weightings.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Value Line® Dynamic Core Equity Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KFA Value Line® Dynamic Core Equity Index ETF	15.46%	12.92	%‡
3D/L Value Line® Dynamic Core Equity Index	N/A	15.22	%‡
*	The Fund commenced operations on November 23, 2020.
‡	Unaudited
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.56%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on pages 1 thru 2.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Mount Lucas Index Strategy ETF

The KFA Mount Lucas Index Strategy ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, exceeds that of the KFA MLM Index (the “Index”) over a complete market cycle.

The Index consists of a portfolio of twenty-two liquid futures contracts traded on U.S. and foreign exchanges. The Index includes futures contracts on 11 commodities, 6 currencies, and 5 global bond markets. These three baskets are weighted by their relative historical volatility, and within each basket, the constituent markets are equal dollar weighted.

Global commodity markets mostly have rebounded from their pandemic lows. Increased activity in commodity markets driven by supply chain issues, geopolitical tensions, and the reopening of economies globally benefitted trend-following commodities futures trading strategies. Oil and metals have led the commodity rebound as copper prices have risen 13% year-to-date and West Texas Intermediate (WTI)1 crude has surged nearly 22% over the same period.

We see two potential catalysts for the commodities futures market in the year to come:

•   Continued supply chain bottlenecks, reopening of economies and continued shifts towards renewable energy policies could affect prices in the coming year.

•   Inflationary pressures and supporting data could see more investors allocate to commodities as a hedge as the asset class traditionally rises on inflation expectations and could be a driver of returns this year.

From inception (December 1, 2020) through the Fund’s fiscal year ending on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 10.20%, while the Underlying Index increased by 10.45%.

At the end of the reporting period, the Fund’s largest exposure in each of its three respective asset classes (fixed income, currencies, commodities) were the 10-Year Japanese Government Bond (short) at 26.77% of NAV, the British Pound (long) at 16.51% of NAV, and heating oil at 7.21% of NAV.

1              WTI - West Texas Intermediate, which is the type of oil the futures contract is based on.

Management Discussion of Fund Performance (Unaudited) (concluded)

KFA Mount Lucas Index Strategy ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KFA Mount Lucas Index Strategy ETF	10.20%	10.40	%‡
KFA MLM Index	N/A	10.45	%‡
*	The Fund commenced operations on December 1, 2020.
‡	Unaudited
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.90%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on pages 1 thru 2.

Schedule of Investments March 31, 2021

KFA Large Cap Quality Dividend Index ETF

	Shares	Value
COMMON STOCK — 99.8%‡
UNITED STATES — 99.8%
Communication Services — 2.6%
Comcast, Cl A	7,443	$402,741
John Wiley & Sons, Cl A	7,764	420,809
Verizon Communications	7,342	426,937
		1,250,487
Consumer Discretionary — 8.1%
Gentex	11,692	417,054
NIKE, Cl B	3,054	405,846
Polaris	3,133	418,256
Pool	1,203	415,324
Starbucks	3,895	425,607
Target	2,274	450,411
Thor Industries	3,241	436,692
Tractor Supply	2,568	454,741
Williams-Sonoma	3,166	567,347
		3,991,278
Consumer Staples — 9.5%
Altria Group	9,046	462,793
Archer-Daniels-Midland	7,220	411,540
Brown-Forman, Cl B	5,901	406,992
Casey’s General Stores	1,978	427,624
Colgate-Palmolive	5,461	430,490
Ingredion	4,540	408,237
Kroger	11,625	418,384
Nu Skin Enterprises, Cl A	7,923	419,047
Philip Morris International	4,816	427,372
Sysco	4,924	387,716
Walgreens Boots Alliance	8,662	475,544
		4,675,739

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Large Cap Quality Dividend Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Energy — 0.8%
Exxon Mobil	6,733	$375,903
Financials — 19.2%
American Financial Group	3,673	419,089
Ameriprise Financial	1,824	423,989
Arthur J Gallagher	3,256	406,251
BlackRock, Cl A	572	431,265
BOK Financial	4,402	393,187
Chubb	2,362	373,125
Comerica	5,933	425,634
Cullen/Frost Bankers	3,705	402,956
Discover Financial Services	4,195	398,483
Erie Indemnity, Cl A	1,756	387,918
Evercore, Cl A	3,342	440,275
JPMorgan Chase	2,706	411,935
KeyCorp	20,079	401,178
Lincoln National	7,007	436,326
MarketAxess Holdings	796	396,344
Mercury General	6,582	400,251
People’s United Financial	22,528	403,251
PNC Financial Services Group	2,376	416,774
Raymond James Financial	3,503	429,328
T Rowe Price Group	2,355	404,118
Travelers	2,681	403,222
US Bancorp	7,936	438,940
Webster Financial	6,968	384,007
		9,427,846
Health Care — 7.1%
AmerisourceBergen, Cl A	3,881	458,230
Johnson & Johnson	2,626	431,583
McKesson	2,312	450,932
Medtronic	3,486	411,801
STERIS	2,314	440,771
Stryker	1,698	413,599
UnitedHealth Group	1,158	430,857
West Pharmaceutical Services	1,509	425,206
		3,462,979
Industrials — 23.4%
A O Smith	6,539	442,102
Caterpillar	1,899	440,321
CSX	4,551	438,807
Cummins	1,550	401,620
Donaldson	6,990	406,538
Eaton	3,024	418,159
Emerson Electric	4,531	408,787
FedEx	1,507	428,048
Graco	6,148	440,320
Honeywell International	1,993	432,621
Hubbell, Cl B	2,288	427,604

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Large Cap Quality Dividend Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
JB Hunt Transport Services	2,621	$440,512
Lincoln Electric Holdings	3,458	425,127
MSA Safety	2,610	391,552
MSC Industrial Direct, Cl A	4,774	430,567
Norfolk Southern	1,611	432,586
PACCAR	4,354	404,574
Parker-Hannifin	1,380	435,293
Regal Beloit	2,928	417,767
Republic Services, Cl A	4,330	430,186
Robert Half International	5,384	420,329
Ryder System	5,673	429,162
Snap-on	1,876	432,868
Toro	4,198	432,982
Trinity Industries	14,009	399,116
United Parcel Service, Cl B	2,472	420,215
Waste Management	3,444	444,345
		11,472,108
Information Technology — 7.0%
Analog Devices	2,705	419,491
Broadcom	913	423,322
Broadridge Financial Solutions	2,829	433,120
KLA	1,356	448,022
Littelfuse	1,589	420,195
Microchip Technology	2,736	424,682
Texas Instruments	2,403	454,143
Xilinx	3,398	421,012
		3,443,987
Materials — 8.1%
Albemarle	2,856	417,290
AptarGroup	3,092	438,044
Avery Dennison	2,320	426,068
Celanese, Cl A	2,783	416,921
Eastman Chemical	3,569	393,018
Nucor	6,457	518,303
Scotts Miracle-Gro	1,986	486,511
Steel Dynamics	8,971	455,368
Westlake Chemical	4,616	409,855
		3,961,378
Real Estate — 6.1%
Camden Property Trust†	4,079	448,323
CubeSmart†	11,510	435,423
Federal Realty Investment Trust†	3,894	395,046
Iron Mountain†	11,389	421,507
Mid-America Apartment Communities†	3,118	450,115
Omega Healthcare Investors†	10,929	400,329
UDR†	9,829	431,100
		2,981,843

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Large Cap Quality Dividend Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Utilities — 7.9%
DTE Energy	3,301	$439,495
Duke Energy	4,583	442,397
Edison International	6,949	407,212
Evergy	7,308	435,045
National Fuel Gas	8,322	416,017
NextEra Energy	5,708	431,582
Public Service Enterprise Group	7,182	432,428
Southern	7,045	437,917
UGI	9,869	404,728
		3,846,821
TOTAL UNITED STATES		48,890,369
TOTAL COMMON STOCK (Cost $43,404,576)		48,890,369

TOTAL INVESTMENTS — 99.8% (Cost $43,404,576)		48,890,369
OTHER ASSETS LESS LIABILITIES — 0.2%		106,753
NET ASSETS — 100%		$48,997,122

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

†       Real Estate Investment Trust

Cl — Class

As of March 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2021, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Small Cap Quality Dividend ETF

	Shares	Value
COMMON STOCK — 99.7%‡
UNITED STATES — 99.7%
Consumer Discretionary — 4.4%
Churchill Downs	3,584	$815,073
Lithia Motors, Cl A	2,230	869,901
		1,684,974
Consumer Staples — 10.7%
Andersons	30,497	835,008
Calavo Growers	10,100	784,164
Lancaster Colony	4,554	798,590
Universal	15,598	920,126
WD-40	2,619	801,885
		4,139,773
Financials — 25.5%
Atlantic Union Bankshares	21,660	830,878
BancFirst	12,063	852,733
Bar Harbor Bankshares	27,229	801,077
Bryn Mawr Bank	19,975	909,062
Columbia Banking System	17,591	757,996
International Bancshares	17,169	796,985
Northwest Bancshares	56,429	815,399
PROG Holdings	18,006	779,480
Stock Yards Bancorp	15,349	783,720
United Bankshares	20,832	803,699
Washington Trust Bancorp	16,228	837,852
WesBanco	23,871	860,788
		9,829,669
Health Care — 4.8%
Ensign Group	10,189	956,136
National HealthCare	11,259	877,188
		1,833,324

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Small Cap Quality Dividend ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Industrials — 17.1%
Applied Industrial Technologies	8,961	$816,974
Franklin Electric	10,941	863,683
GATX	8,675	804,520
Healthcare Services Group	28,910	810,347
Hillenbrand	16,945	808,446
Lindsay	5,310	884,752
Matthews International, Cl A	21,099	834,465
Standex International	8,268	790,173
		6,613,360
Information Technology — 2.0%
Badger Meter	8,435	785,045

Materials — 8.8%
Balchem	6,767	848,650
HB Fuller	14,474	910,559
Quaker Chemical	3,125	761,781
Sensient Technologies	11,015	859,170
		3,380,160
Real Estate — 4.3%
National Health Investors†	11,822	854,494
Universal Health Realty Income Trust†	12,130	822,172
		1,676,666
Utilities — 22.1%
ALLETE	12,971	871,521
Artesian Resources, Cl A	21,395	842,535
Avista	18,916	903,239
California Water Service Group	15,727	886,059
Chesapeake Utilities	7,275	844,482
Middlesex Water	11,629	918,924
New Jersey Resources	20,738	826,824
SJW Group	13,286	836,885
South Jersey Industries	31,315	707,093
Spire	11,727	866,508
		8,504,070
TOTAL UNITED STATES		38,447,041
TOTAL COMMON STOCK (Cost $33,201,488)		38,447,041
TOTAL INVESTMENTS — 99.7% (Cost $33,201,488)		38,447,041
OTHER ASSETS LESS LIABILITIES — 0.3%		111,858
NET ASSETS — 100%		$38,558,899

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

†       Real Estate Investment Trust

Cl — Class

As of March 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2021, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — 87.9%
Communication Services — 12.2%
AMC Networks
5.000%, 04/01/2024	$25,000	$25,312
CCO Holdings
5.125%, 05/01/2027(A)	186,000	196,661
5.000%, 02/01/2028(A)	124,000	131,149
4.750%, 03/01/2030(A)	125,000	129,531
4.500%, 08/15/2030(A)	129,000	131,477
4.500%, 05/01/2032(A)	200,000	202,500
4.250%, 02/01/2031(A)	200,000	200,444
Clear Channel Worldwide Holdings
5.125%, 08/15/2027(A)	200,000	201,310
CommScope
8.250%, 03/01/2027(A)	105,000	112,350
6.000%, 03/01/2026(A)	200,000	211,194
CommScope Technologies
6.000%, 06/15/2025(A)	77,000	78,544
CSC Holdings
7.500%, 04/01/2028(A)	105,000	115,794
6.500%, 02/01/2029(A)	105,000	116,025
5.875%, 09/15/2022	93,000	98,199
5.750%, 01/15/2030(A)	305,000	321,240
4.625%, 12/01/2030(A)	124,000	121,968
3.375%, 02/15/2031(A)	100,000	94,250
Diamond Sports Group
5.375%, 08/15/2026(A)	143,000	102,926
DISH DBS
7.750%, 07/01/2026	265,000	291,897
5.875%, 11/15/2024	186,000	194,658
5.875%, 07/15/2022	100,000	104,450

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Communication Services (continued)
Embarq
7.995%, 06/01/2036	$150,000	$172,692
Frontier Communications
5.000%, 05/01/2028(A)	100,000	101,750
Gray Television
7.000%, 05/15/2027(A)	105,000	114,188
4.750%, 10/15/2030(A)	100,000	99,125
iHeartCommunications
4.750%, 01/15/2028(A)	100,000	100,750
Level 3 Financing
4.625%, 09/15/2027(A)	124,000	127,617
4.250%, 07/01/2028(A)	93,000	94,052
3.625%, 01/15/2029(A)	100,000	96,875
Lumen Technologies
7.600%, 09/15/2039	246,000	281,670
7.500%, 04/01/2024	105,000	117,689
5.800%, 03/15/2022	90,000	93,150
5.625%, 04/01/2025	46,000	49,622
Match Group Holdings II
4.625%, 06/01/2028(A)	124,000	126,698
Netflix
6.375%, 05/15/2029	200,000	248,000
5.875%, 11/15/2028	125,000	151,196
4.875%, 06/15/2030(A)	100,000	115,154
4.875%, 04/15/2028	62,000	70,488
4.375%, 11/15/2026	93,000	103,904
Nexstar Broadcasting
5.625%, 07/15/2027(A)	124,000	130,353
Scripps Escrow II
3.875%, 01/15/2029(A)	40,000	39,300
Sinclair Television Group
4.125%, 12/01/2030(A)	100,000	96,250
Sirius XM Radio
5.500%, 07/01/2029(A)	150,000	162,188
5.000%, 08/01/2027(A)	62,000	65,041
4.625%, 07/15/2024(A)	100,000	103,010
4.125%, 07/01/2030(A)	93,000	93,107
Sprint
7.875%, 09/15/2023	95,000	108,538
7.625%, 02/15/2025	150,000	178,281
7.625%, 03/01/2026	196,000	240,087
7.125%, 06/15/2024	228,000	262,485
Sprint Capital
8.750%, 03/15/2032	150,000	221,813
6.875%, 11/15/2028	250,000	315,243

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Communication Services (continued)
TEGNA
5.000%, 09/15/2029	$124,000	$128,682
T-Mobile USA
6.000%, 04/15/2024	205,000	206,538
United States Cellular
6.700%, 12/15/2033	125,000	151,399
Univision Communications
6.625%, 06/01/2027(A)	93,000	99,317
5.125%, 02/15/2025(A)	180,000	181,800
Windstream Escrow
7.750%, 08/15/2028(A)	85,000	86,381
Zayo Group Holdings
4.000%, 03/01/2027(A)	100,000	98,400
		8,414,712
Consumer Discretionary — 15.7%
1011778 BC ULC/New Red Finance Inc
4.375%, 01/15/2028(A)	124,000	124,585
4.000%, 10/15/2030(A)	175,000	168,875
3.875%, 01/15/2028(A)	185,000	186,987
Adient Global Holdings
4.875%, 08/15/2026(A)	100,000	102,625
American Axle & Manufacturing
6.250%, 04/01/2025	150,000	154,500
American Builders & Contractors Supply
4.000%, 01/15/2028(A)	100,000	100,000
Aramark Services
6.375%, 05/01/2025(A)	186,000	197,160
Bed Bath & Beyond
5.165%, 08/01/2044	50,000	45,551
Boyd Gaming
8.625%, 06/01/2025(A)	105,000	116,760
6.000%, 08/15/2026	180,000	187,412
Boyne USA
7.250%, 05/01/2025(A)	75,000	77,962
Brookfield Residential Properties
6.250%, 09/15/2027(A)	100,000	104,375
Caesars Entertainment
6.250%, 07/01/2025(A)	274,000	291,481
Carnival
11.500%, 04/01/2023(A)	200,000	229,250
10.500%, 02/01/2026(A)	150,000	176,809
7.625%, 03/01/2026(A)	300,000	322,290
Churchill Downs
5.500%, 04/01/2027(A)	100,000	104,520
Ford Motor
9.625%, 04/22/2030	75,000	104,665
9.000%, 04/22/2025	105,000	127,167
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Consumer Discretionary (continued)
8.500%, 04/21/2023	$105,000	$117,075
4.750%, 01/15/2043	124,000	124,918
Ford Motor Credit
5.113%, 05/03/2029	150,000	160,725
4.687%, 06/09/2025	200,000	212,265
1.048%, VAR ICE LIBOR USD 3 Month+0.810%, 04/05/2021	305,000	305,000
Gap
8.875%, 05/15/2027(A)	100,000	116,750
General Motors Financial
5.750%, VAR ICE LIBOR USD 3 Month+3.598%‡	300,000	314,640
Goodyear Tire & Rubber
5.000%, 05/31/2026	112,000	115,148
Hanesbrands
5.375%, 05/15/2025(A)	124,000	131,207
Hilton Domestic Operating
4.000%, 05/01/2031(A)	250,000	250,000
Hilton Worldwide Finance
4.875%, 04/01/2027	155,000	161,781
Installed Building Products
5.750%, 02/01/2028(A)	180,000	188,100
KFC Holding
5.250%, 06/01/2026(A)	100,000	103,058
L Brands
7.500%, 06/15/2029	62,000	70,441
6.875%, 11/01/2035	100,000	119,179
6.750%, 07/01/2036	150,000	177,000
6.694%, 01/15/2027	150,000	169,875
6.625%, 10/01/2030(A)	200,000	226,625
Lennar
4.750%, 11/29/2027	105,000	120,553
LGI Homes
6.875%, 07/15/2026(A)	100,000	104,375
Live Nation Entertainment
4.750%, 10/15/2027(A)	124,000	124,930
Macy’s
8.375%, 06/15/2025(A)	300,000	332,163
Mattel
6.750%, 12/31/2025(A)	12,000	12,617
5.875%, 12/15/2027(A)	100,000	109,782
MDC Holdings
6.000%, 01/15/2043	150,000	189,319
Methanex
5.125%, 10/15/2027	75,000	76,688
MGM Resorts International
6.000%, 03/15/2023	100,000	107,125
5.750%, 06/15/2025	132,000	143,880
5.500%, 04/15/2027	186,000	199,857

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Consumer Discretionary (continued)
NCL
10.250%, 02/01/2026(A)	$100,000	$117,330
5.875%, 03/15/2026(A)	75,000	76,004
Newell Brands
4.700%, 04/01/2026	93,000	102,845
Penske Automotive Group
3.500%, 09/01/2025	100,000	102,355
Reynolds Group Issuer
4.000%, 10/15/2027(A)	150,000	147,000
Royal Caribbean Cruises
11.500%, 06/01/2025(A)	114,000	132,953
10.875%, 06/01/2023(A)	100,000	115,030
Scientific Games International
8.250%, 03/15/2026(A)	100,000	107,250
Service International
5.125%, 06/01/2029	100,000	107,320
3.375%, 08/15/2030	100,000	97,605
Six Flags Entertainment
4.875%, 07/31/2024(A)	75,000	75,722
Staples
7.500%, 04/15/2026(A)	167,000	176,185
Taylor Morrison Communities
5.125%, 08/01/2030(A)	195,000	207,188
Tenneco
5.000%, 07/15/2026	350,000	329,875
Tesla
5.300%, 08/15/2025(A)	274,000	284,302
Travel + Leisure
6.625%, 07/31/2026(A)	311,000	353,094
6.600%, 10/01/2025	178,000	199,360
4.250%, 03/01/2022	124,000	125,318
Williams Scotsman International
4.625%, 08/15/2028(A)	100,000	101,750
Wynn Las Vegas
5.500%, 03/01/2025(A)	100,000	105,650
Yum! Brands
7.750%, 04/01/2025(A)	105,000	114,975
4.750%, 01/15/2030(A)	100,000	105,730
		10,792,891
Consumer Staples — 2.7%
Albertsons
5.875%, 02/15/2028(A)	124,000	131,849
4.875%, 02/15/2030(A)	150,000	154,200
4.625%, 01/15/2027(A)	93,000	96,389
B&G Foods
5.250%, 04/01/2025	75,000	77,063

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Consumer Staples (continued)
JBS USA LUX
6.500%, 04/15/2029(A)	$250,000	$282,375
5.500%, 01/15/2030(A)	85,000	94,073
Lamb Weston Holdings
4.875%, 11/01/2026(A)	93,000	96,255
Performance Food Group
5.500%, 10/15/2027(A)	100,000	104,576
Post Holdings
5.750%, 03/01/2027(A)	100,000	105,176
4.625%, 04/15/2030(A)	100,000	100,190
Primo Water Holdings
5.500%, 04/01/2025(A)	100,000	102,780
Spectrum Brands
5.750%, 07/15/2025	8,000	8,250
United Rentals North America
4.000%, 07/15/2030	200,000	203,550
US Foods
6.250%, 04/15/2025(A)	100,000	107,200
Vector Group
5.750%, 02/01/2029(A)	200,000	206,250
		1,870,176
Energy — 11.8%
Antero Resources
5.625%, 06/01/2023	150,000	150,507
Apache
5.100%, 09/01/2040	200,000	195,500
4.750%, 04/15/2043	50,000	46,375
4.375%, 10/15/2028	406,000	404,782
Buckeye Partners
3.950%, 12/01/2026	75,000	74,134
Cheniere Energy
4.625%, 10/15/2028(A)	100,000	104,017
Cheniere Energy Partners
5.625%, 10/01/2026	100,000	104,570
4.500%, 10/01/2029	100,000	104,000
Comstock Resources
9.750%, 08/15/2026	75,000	81,562
Continental Resources
5.750%, 01/15/2031(A)	100,000	112,986
4.375%, 01/15/2028	100,000	105,605
Energy Transfer
6.625%, VAR ICE LIBOR USD 3 Month+4.155%‡	211,000	186,735
EQM Midstream Partners
6.500%, 07/01/2027(A)	100,000	108,725
6.500%, 07/15/2048	100,000	99,750

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Energy (continued)
4.750%, 01/15/2031(A)	$200,000	$194,000
4.125%, 12/01/2026	88,000	87,340
4.000%, 08/01/2024	6,000	6,103
Equities
8.500%, 02/01/2030	100,000	127,530
7.625%, 02/01/2025	100,000	115,088
3.900%, 10/01/2027	100,000	102,093
Genesis Energy
7.750%, 02/01/2028	175,000	175,053
GFL Environmental
3.750%, 08/01/2025(A)	150,000	152,250
Kerr-McGee
7.125%, 10/15/2027	25,000	26,317
MEG Energy
7.125%, 02/01/2027(A)	400,000	419,000
5.875%, 02/01/2029(A)	400,000	401,000
Murphy Oil
7.050%, 05/01/2029	300,000	303,219
6.875%, 08/15/2024	250,000	255,625
NuStar Logistics
6.375%, 10/01/2030	75,000	81,000
6.000%, 06/01/2026	16,000	17,249
Occidental Petroleum
8.875%, 07/15/2030	100,000	126,100
7.150%, 05/15/2028	640,000	697,600
6.450%, 09/15/2036	350,000	386,444
6.375%, 09/01/2028	124,000	136,103
5.316%, 10/10/2036(B)	246,000	124,107
2.700%, 08/15/2022	62,000	62,023
PBF Holding
9.250%, 05/15/2025(A)	85,000	86,672
PDC Energy
5.750%, 05/15/2026	50,000	51,863
Petroleos Mexicanos
6.500%, 03/13/2027	200,000	209,000
Seven Generations Energy
5.375%, 09/30/2025(A)	56,000	58,055
Southwestern Energy
7.750%, 10/01/2027	70,000	74,813
Sunoco
5.500%, 02/15/2026	100,000	102,729
Targa Resources Partners
6.500%, 07/15/2027	100,000	108,668
5.875%, 04/15/2026	100,000	104,688
4.875%, 02/01/2031(A)	348,000	352,611
TerraForm Power Operating
5.000%, 01/31/2028(A)	250,000	269,763
4.750%, 01/15/2030(A)	75,000	77,873

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Energy (continued)
Topaz Solar Farms
5.750%, 09/30/2039(A)	$98,517	$112,400
Western Midstream Operating
6.500%, 02/01/2050	75,000	81,094
5.300%, 02/01/2030	224,000	242,760
4.500%, 03/01/2028	50,000	51,418
4.000%, 07/01/2022	150,000	153,754
WPX Energy
4.500%, 01/15/2030	98,000	105,525
		8,118,178
Financials — 9.5%
Ally Financial
5.750%, 11/20/2025	62,000	70,475
American Express
3.622%, VAR ICE LIBOR USD 3 Month+3.428%‡	50,000	49,937
AmTrust Financial Services
6.125%, 08/15/2023	500,000	500,271
Brookfield Property REIT
5.750%, 05/15/2026(A)	100,000	102,875
CIT Group
5.000%, 08/01/2023	124,000	134,540
4.750%, 02/16/2024	100,000	108,750
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+4.068%‡	296,000	310,543
5.900%, VAR ICE LIBOR USD 3 Month+4.230%‡	31,000	32,768
4.672%, VAR ICE LIBOR USD 3 Month+4.478%‡	190,000	190,425
Citizens Financial Group
4.154%, VAR ICE LIBOR USD 3 Month+3.960%‡	10,000	9,953
Compass Group Diversified Holdings
8.000%, 05/01/2026(A)	75,000	78,457
Depository Trust & Clearing
3.351%, VAR ICE LIBOR USD 3 Month+3.167%‡(A)	95,000	93,100
Freedom Mortgage
8.250%, 04/15/2025(A)	75,000	78,094
Genworth Holdings
7.625%, 09/24/2021	1,414,000	1,451,117
Goldman Sachs Capital III
6.130%, VAR ICE LIBOR USD 3 Month+0.770%‡	105,000	100,537
Greystar Real Estate Partners
5.750%, 12/01/2025(A)	186,000	191,115
Jefferies Group MTN
4.500%, 11/29/2028	30,000	29,970
JPMorgan Chase
5.150%, VAR ICE LIBOR USD 3 Month+3.250%‡	20,000	20,688
4.005%, VAR ICE LIBOR USD 3 Month+3.800%‡	75,000	75,143

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Financials (continued)
JPMorgan Chase Financial MTN
6.500%, 07/30/2021(C)	$266,000	$266,000
MGIC Investment
5.250%, 08/15/2028	401,000	417,541
Morgan Stanley
4.051%, VAR ICE LIBOR USD 3 Month+3.810%‡	20,000	20,000
3.851%, VAR ICE LIBOR USD 3 Month+3.610%‡	40,000	40,060
MSCI
4.000%, 11/15/2029(A)	100,000	102,846
3.875%, 02/15/2031(A)	100,000	102,180
Navient MTN
6.750%, 06/25/2025	180,000	195,525
6.500%, 06/15/2022	300,000	314,823
6.125%, 03/25/2024	100,000	105,607
5.500%, 01/25/2023	224,000	232,400
OneMain Finance
8.875%, 06/01/2025	105,000	116,319
6.875%, 03/15/2025	90,000	102,368
6.625%, 01/15/2028	160,000	181,330
5.375%, 11/15/2029	155,000	164,881
4.000%, 09/15/2030	100,000	97,250
PNC Financial Services Group
6.750%, VAR ICE LIBOR USD 3 Month+3.678%‡	20,000	20,286
Quicken Loans
5.250%, 01/15/2028(A)	186,000	195,765
Radian Group
4.875%, 03/15/2027	124,000	130,045
Truist Financial
4.950%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.605%‡	75,000	81,281
		6,515,265
Health Care — 5.3%
Avantor Funding
4.625%, 07/15/2028(A)	150,000	156,654
Bausch Health
6.125%, 04/15/2025(A)	248,000	254,250
5.250%, 01/30/2030(A)	257,000	258,031
5.250%, 02/15/2031(A)	150,000	149,283
Bausch Health Americas
8.500%, 01/31/2027(A)	105,000	116,484
Catalent Pharma Solutions
5.000%, 07/15/2027(A)	135,000	141,412
CHS
8.000%, 03/15/2026(A)	150,000	162,195
5.625%, 03/15/2027(A)	120,000	126,216

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Health Care (continued)
DaVita
4.625%, 06/01/2030(A)	$118,000	$120,024
3.750%, 02/15/2031(A)	140,000	134,148
HCA
5.875%, 02/01/2029	65,000	75,725
5.875%, 02/15/2026	295,000	338,144
5.625%, 09/01/2028	86,000	98,900
5.375%, 02/01/2025	150,000	167,327
3.500%, 09/01/2030	124,000	125,432
IQVIA
5.000%, 05/15/2027(A)	100,000	105,579
Jaguar Holding II
5.000%, 06/15/2028(A)	124,000	129,146
Legacy LifePoint Health
6.750%, 04/15/2025(A)	100,000	106,250
MEDNAX
6.250%, 01/15/2027(A)	150,000	160,395
Molina Healthcare
4.375%, 06/15/2028(A)	100,000	102,896
Par Pharmaceutical
7.500%, 04/01/2027(A)	145,000	154,164
Tenet Healthcare
5.125%, 11/01/2027(A)	150,000	156,855
4.875%, 01/01/2026(A)	186,000	193,321
4.625%, 07/15/2024	100,000	101,675
		3,634,506
Industrials — 14.0%
ADT Security
4.125%, 06/15/2023	224,000	232,680
AECOM
5.875%, 10/15/2024	105,000	117,973
5.125%, 03/15/2027	105,000	114,240
Allied Universal Holdco
6.625%, 07/15/2026(A)	124,000	131,500
Allison Transmission
3.750%, 01/30/2031(A)	70,000	67,812
Altera Infrastructure
8.500%, 07/15/2023(A)	215,000	194,038
American Airlines
11.750%, 07/15/2025(A)	150,000	185,437
Beacon Roofing Supply
4.875%, 11/01/2025(A)	137,000	140,082
Boeing
8.625%, 11/15/2031	165,000	234,364
Brink’s
4.625%, 10/15/2027(A)	100,000	102,467
Colfax
6.000%, 02/15/2024(A)	124,000	127,844

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Industrials (continued)
Cornerstone Building Brands
6.125%, 01/15/2029(A)	$100,000	$106,500
Delta Air Lines 2015-1 Class B Pass-Through Trust
4.250%, 07/30/2023	43,014	43,959
Fortress Transportation and Infrastructure Investors
6.750%, 03/15/2022(A)	75,000	75,094
Herc Holdings
5.500%, 07/15/2027(A)	100,000	106,420
Howmet Aerospace
6.875%, 05/01/2025	85,000	98,494
5.125%, 10/01/2024	100,000	109,990
Icahn Enterprises
6.250%, 05/15/2026	124,000	129,890
5.250%, 05/15/2027	100,000	103,250
4.750%, 09/15/2024	93,000	96,574
MasTec
4.500%, 08/15/2028(A)	75,000	77,812
Mauser Packaging Solutions Holding
5.500%, 04/15/2024(A)	124,000	125,932
MPH Acquisition Holdings
5.750%, 11/01/2028(A)	200,000	196,120
Navistar International
9.500%, 05/01/2025(A)	101,000	110,974
Nielsen Finance
5.875%, 10/01/2030(A)	300,000	324,000
5.625%, 10/01/2028(A)	100,000	105,125
5.000%, 04/15/2022(A)	46,000	46,009
Pitney Bowes
7.250%, 03/15/2029(A)	200,000	197,782
PowerTeam Services
9.033%, 12/04/2025(A)	100,000	111,030
Prime Security Services Borrower
6.250%, 01/15/2028(A)	124,000	129,083
5.750%, 04/15/2026(A)	100,000	107,923
Sabre GLBL
7.375%, 09/01/2025(A)	100,000	108,975
Sensata Technologies
4.375%, 02/15/2030(A)	150,000	157,337
Sensata Technologies BV
4.000%, 04/15/2029(A)	300,000	305,409
Signature Aviation US Holdings
5.375%, 05/01/2026(A)	100,000	102,000
4.000%, 03/01/2028(A)	100,000	101,692
Spirit AeroSystems
7.500%, 04/15/2025(A)	75,000	80,625
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Industrials (continued)
SSL Robotics
9.750%, 12/31/2023(A)	$88,000	$98,956
Summit Materials
5.250%, 01/15/2029(A)	50,000	52,300
Teekay
9.250%, 11/15/2022(A)	2,575,000	2,587,875
TransDigm
8.000%, 12/15/2025(A)	105,000	114,345
6.500%, 05/15/2025	100,000	101,875
6.375%, 06/15/2026	155,000	160,231
6.250%, 03/15/2026(A)	180,000	190,782
5.500%, 11/15/2027	200,000	206,750
Triumph Group
8.875%, 06/01/2024(A)	100,000	112,520
United Rentals North America
5.250%, 01/15/2030	105,000	114,023
4.875%, 01/15/2028	124,000	130,618
3.875%, 11/15/2027	153,000	158,546
3.875%, 02/15/2031	401,000	403,831
WESCO Distribution
7.250%, 06/15/2028(A)	85,000	95,115
7.125%, 06/15/2025(A)	100,000	109,350
XPO Logistics
6.250%, 05/01/2025(A)	62,000	66,421
		9,609,974
Information Technology — 5.5%
Avaya
6.125%, 09/15/2028(A)	150,000	159,570
Booz Allen Hamilton
3.875%, 09/01/2028(A)	75,000	75,394
BY Crown Parent
4.250%, 01/31/2026(A)	100,000	103,375
CDW
3.250%, 02/15/2029	75,000	74,062
Change Healthcare Holdings
5.750%, 03/01/2025(A)	93,000	94,800
EMC
3.375%, 06/01/2023	124,000	127,768
Gartner
4.500%, 07/01/2028(A)	115,000	118,594
Go Daddy Operating
5.250%, 12/01/2027(A)	93,000	97,185
Microchip Technology
4.250%, 09/01/2025(A)	100,000	104,461
NCR
6.125%, 09/01/2029(A)	300,000	317,625
5.000%, 10/01/2028(A)	124,000	125,240

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Information Technology (continued)
NortonLifeLock
5.000%, 04/15/2025(A)	$100,000	$101,330
Open Text Holdings
4.125%, 02/15/2030(A)	224,000	227,067
Rackspace Technology Global
5.375%, 12/01/2028(A)	452,000	459,605
Seagate HDD Cayman
3.125%, 07/15/2029(A)	75,000	72,437
SS&C Technologies
5.500%, 09/30/2027(A)	300,000	319,200
Switch
3.750%, 09/15/2028(A)	75,000	73,854
Veritas US
7.500%, 09/01/2025(A)	100,000	104,000
Western Digital
4.750%, 02/15/2026	241,000	265,690
Xerox
4.375%, 03/15/2023	114,000	119,273
Xerox Holdings
5.000%, 08/15/2025(A)	620,000	644,025
		3,784,555
Materials — 4.4%
Ball
4.875%, 03/15/2026	100,000	111,831
2.875%, 08/15/2030	200,000	192,650
Blue Cube Spinco
10.000%, 10/15/2025	125,000	131,875
CF Industries
5.375%, 03/15/2044	75,000	88,969
5.150%, 03/15/2034	150,000	171,446
Chemours
7.000%, 05/15/2025	104,000	106,964
5.750%, 11/15/2028(A)	250,000	263,229
Element Solutions
3.875%, 09/01/2028(A)	50,000	49,380
Freeport-McMoRan
5.450%, 03/15/2043	100,000	120,064
5.250%, 09/01/2029	200,000	218,704
4.375%, 08/01/2028	100,000	106,075
4.125%, 03/01/2028	124,000	130,349
Hudbay Minerals
6.125%, 04/01/2029(A)	100,000	106,750
NOVA Chemicals
5.250%, 06/01/2027(A)	125,000	131,171
Novelis
5.875%, 09/30/2026(A)	100,000	104,680
4.750%, 01/30/2030(A)	100,000	103,011

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Materials (continued)
Owens-Brockway Glass Container
6.625%, 05/13/2027(A)	$100,000	$108,712
TPC Group
10.500%, 08/01/2024(A)	50,000	45,176
Tronox
6.500%, 05/01/2025(A)	93,000	99,743
4.625%, 03/15/2029(A)	300,000	300,375
Tronox Finance
5.750%, 10/01/2025(A)	200,000	208,626
United States Steel
6.875%, 08/15/2025	60,000	61,188
		2,960,968
Real Estate — 4.3%
Cushman & Wakefield US Borrower
6.750%, 05/15/2028(A)	150,000	162,187
Diversified Healthcare Trust
9.750%, 06/15/2025	100,000	113,200
Howard Hughes
4.375%, 02/01/2031(A)	100,000	97,937
4.125%, 02/01/2029(A)	100,000	97,772
Iron Mountain
5.625%, 07/15/2032(A)	150,000	156,750
5.250%, 03/15/2028(A)	150,000	155,813
5.250%, 07/15/2030(A)	103,000	106,275
4.875%, 09/15/2027(A)	124,000	126,868
4.875%, 09/15/2029(A)	162,000	164,017
IStar
4.750%, 10/01/2024	124,000	129,010
Kennedy-Wilson
5.875%, 04/01/2024	205,000	207,007
Lamar Media
3.750%, 02/15/2028	124,000	123,845
Outfront Media Capital
5.000%, 08/15/2027(A)	75,000	75,750
Park Intermediate Holdings
5.875%, 10/01/2028(A)	100,000	106,025
Realogy Group
9.375%, 04/01/2027(A)	350,000	387,619
SBA Communications
3.875%, 02/15/2027	118,000	120,620
Service Properties Trust
4.350%, 10/01/2024	124,000	123,273
Uniti Group
7.875%, 02/15/2025(A)	150,000	162,300
VICI Properties
4.125%, 08/15/2030(A)	310,000	312,697
		2,928,965

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Face Amount/Shares	Value
CORPORATE OBLIGATIONS (continued)
Utilities — 2.5%
AmeriGas Partners
5.875%, 08/20/2026	$100,000	$110,040
Calpine
5.125%, 03/15/2028(A)	100,000	100,465
5.000%, 02/01/2031(A)	125,000	121,850
4.500%, 02/15/2028(A)	229,000	230,924
Clearway Energy Operating
4.750%, 03/15/2028(A)	75,000	78,029
Emera
6.750%, VAR ICE LIBOR USD 3 Month+5.440%, 06/15/2076	99,000	112,514
FirstEnergy
7.375%, 11/15/2031	120,000	160,465
4.400%, 07/15/2027	100,000	107,500
3.400%, 03/01/2050	100,000	87,000
NextEra Energy Operating Partners
4.250%, 07/15/2024(A)	124,000	130,510
NRG Energy
6.625%, 01/15/2027	75,000	78,000
5.250%, 06/15/2029(A)	100,000	107,000
PG&E
5.250%, 07/01/2030	75,000	79,616
Vistra Operations
5.625%, 02/15/2027(A)	85,000	88,348
5.500%, 09/01/2026(A)	124,000	128,495
		1,720,756
TOTAL CORPORATE OBLIGATIONS (Cost $59,714,441)		60,350,946

EXCHANGE — TRADED FUNDS — 7.6%
IShares IBoxx High Yield Corporate Bond ETF	29,600	2,580,528
SPDR Bloomberg Barclays High Yield Bond ETF	24,225	2,635,680
TOTAL EXCHANGE – TRADED FUNDS (Cost $5,113,466)		5,216,208

MUNICIPAL BOND — 0.9%
Puerto Rico — 0.9%
GDB Debt Recovery Authority of Puerto Rico, RB 7.500%, 08/20/2040	750,097	630,082
TOTAL MUNICIPAL BOND (Cost $562,841)		630,082

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (continued)

	Shares/Face Amount	Value
PREFERRED STOCK — 0.7%
Financials — 0.7%
Bank of America‡	10,000	$250,000
Bank of America‡	930	23,045
Wells Fargo‡	9,600	245,088
TOTAL PREFERRED STOCK (Cost $518,349)		518,133

CONVERTIBLE BOND — 0.2%
Financials — 0.2%
New York Mortgage Trust 6.250%, 01/15/2022	$124,000	125,938
TOTAL CONVERTIBLE BOND (Cost $125,370)		125,938

TOTAL INVESTMENTS — 97.3% (Cost $66,034,467)		66,841,307
OTHER ASSETS LESS LIABILITIES — 2.7%		1,847,754
NET ASSETS — 100%		$68,689,061

‡      Perpetual security with no stated maturity date.

(A)   Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total market value of such securities as of March 31, 2021 was $33,393,500 and represented 48.6% of the Net Assets of the Fund.

(B)   The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(C)   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

ETF — Exchange-Traded Fund

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

RB — Revenue Bond

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depository Receipt

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Dynamic Fixed Income ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2021, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$60,350,946	$—	$60,350,946
Exchange — Traded Funds	5,216,208	—	—	5,216,208
Municipal Bond	—	630,082	—	630,082
Preferred Stock	518,133	—	—	518,133
Convertible Bond	—	125,938	—	125,938
Total Investments in Securities	$5,734,341	$61,106,966	$—	$66,841,307

For the year ended March 31, 2021, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Value Line® Dynamic Core Equity Index ETF

	Shares	Value
COMMON STOCK — 99.6%‡
UNITED STATES — 99.6%
Communication Services — 3.5%
AT&T	17,069	$516,679
Omnicom Group	149	11,048
Verizon Communications	6,033	350,819
		878,546
Consumer Discretionary — 4.7%
Amazon.com*	35	108,293
Genuine Parts	106	12,253
Home Depot	393	119,963
Lowe’s	2,562	487,241
McDonald’s	2,053	460,159
		1,187,909
Consumer Staples — 3.9%
Coca-Cola	10,150	535,006
PepsiCo	2,971	420,248
Walgreens Boots Alliance	529	29,042
		984,296
Energy — 0.5%
Chevron	1,320	138,323
Financials — 20.4%
Aflac	7,731	395,673
Bank of Hawaii	4,234	378,901
Bank of New York Mellon	8,756	414,071
BlackRock, Cl A	585	441,067
CNA Financial	4,459	199,005
Discover Financial Services	207	19,663
Goldman Sachs Group	225	73,575
Hartford Financial Services Group	7,114	475,144
JPMorgan Chase	4,375	666,006

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Value Line® Dynamic Core Equity Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
M&T Bank	2,440	$369,928
Morgan Stanley	5,552	431,168
PNC Financial Services Group	2,357	413,441
Progressive	4,454	425,847
US Bancorp	8,392	464,162
		5,167,651
Health Care — 3.1%
Bristol-Myers Squibb	5,995	378,465
Gilead Sciences	6,367	411,499
Johnson & Johnson	23	3,780
		793,744
Industrials — 22.5%
3M	2,309	444,898
Caterpillar	1,484	344,095
Cummins	1,385	358,867
Deere	1,054	394,344
Emerson Electric	4,499	405,900
FedEx	1,597	453,612
General Dynamics	2,400	435,744
Hubbell, Cl B	1,501	280,522
Illinois Tool Works	1,941	429,970
Lockheed Martin	1,257	464,461
MSC Industrial Direct, Cl A	4,527	408,290
Snap-on	1,812	418,101
United Parcel Service, Cl B	2,717	461,863
Watsco	1,495	389,821
		5,690,488
Information Technology — 15.1%
Apple	9,449	1,154,195
Avnet	9,286	385,462
Cisco Systems	10,188	526,822
Corning	10,631	462,555
International Business Machines	3,550	473,073
Juniper Networks	15,243	386,105
Paychex	4,187	410,409
PayPal Holdings*	50	12,142
		3,810,763
Materials — 1.8%
Packaging Corp of America	2,717	365,382
Sonoco Products	1,349	85,392
		450,774
Real Estate — 3.6%
Camden Property Trust†	3,494	384,026
Federal Realty Investment Trust†	3,456	350,611
Mid-America Apartment Communities†	1,269	183,193
		917,830

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KFA Value Line® Dynamic Core Equity Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Utilities — 20.5%
Avista	4,895	$233,736
Black Hills	2,815	187,958
DTE Energy	931	123,953
Entergy	3,698	367,840
Evergy	6,628	394,565
Hawaiian Electric Industries	9,651	428,794
MDU Resources Group	11,989	378,972
New Jersey Resources	9,619	383,510
NiSource	1,019	24,568
Northwest Natural Holding	7,080	381,966
NorthWestern	6,125	399,350
OGE Energy	11,356	367,480
Pinnacle West Capital	3,453	280,902
PPL	11,138	321,220
Southern	2,896	180,015
Spire	5,144	380,090
UGI	8,869	363,718
		5,198,637
TOTAL UNITED STATES		25,218,961
TOTAL COMMON STOCK (Cost $22,814,376)		25,218,961

TOTAL INVESTMENTS — 99.6% (Cost $22,814,376)		25,218,961
OTHER ASSETS LESS LIABILITIES — 0.4%		95,691
NET ASSETS — 100%		$25,314,652

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

†       Real Estate Investment Trust

Cl — Class

As of March 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended March 31, 2021, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2021

KFA Mount Lucas Index Strategy ETF

	Shares	Value
EXCHANGE — TRADED FUND — 78.8%
Schwab Short-Term U.S. Treasury ETF‡	444,450	$22,804,730
TOTAL EXCHANGE — TRADED FUND (Cost $22,834,235)		22,804,730
TOTAL INVESTMENTS — 78.8% (Cost $22,834,235)		22,804,730
OTHER ASSETS LESS LIABILITIES — 21.2%		6,118,553
NET ASSETS — 100%		$28,923,283

A list of the open futures contracts held by the Fund at March 31, 2021, is as follows:

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
AUDUSD Currency	60	Jun-2021	$4,643,057	$4,560,900	$(82,157)
British Pound	54	Jun-2021	4,703,804	4,651,088	(52,716)
CAD Currency	59	Jun-2021	4,706,032	4,694,630	(11,402)
Copper^	19	Jul-2021	1,934,437	1,900,238	(34,200)
Corn^	72	May-2021	1,951,225	2,031,300	80,075
Euro	28	Jun-2021	4,181,642	4,109,700	(71,942)
Gasoline^	24	May-2021	1,881,529	1,969,229	87,700
Live Cattle^	41	Jul-2021	1,953,660	2,015,560	61,900
NY Harbor ULSD^	25	May-2021	1,882,915	1,861,440	(21,475)
Soybean^	28	May-2021	1,932,062	2,011,450	79,388
Wheat^	59	May-2021	1,934,212	1,823,100	(111,113)
WTI Crude Oil^	32	May-2021	1,925,760	1,893,760	(32,000)
			33,630,335	33,522,395	(107,942)
Short Contracts
Canadian 10-Year Bond	(67)	Jun-2021	(7,551,209)	(7,398,416)	188,521
Euro-Bund	(36)	Jun-2021	(7,337,384)	(7,230,988)	(7,093)
Gold^	(11)	Jul-2021	(1,900,672)	(1,887,160)	13,512
Japanese 10-Year Bond	(5)	Jun-2021	(6,924,562)	(6,825,920)	(8,922)
Japanese Yen	(40)	Jun-2021	(4,601,460)	(4,517,750)	83,710
Long Gilt 10-Year Bond	(41)	Jul-2021	(7,410,033)	(7,211,754)	68,591
Natural Gas^	(49)	May-2021	(1,305,587)	(1,306,830)	(1,243)
Sugar No. 11^	106	May-2021	1,998,539	1,753,494	(245,045)
Swiss Franc	(31)	Jun-2021	(4,149,581)	(4,105,563)	44,019
U.S. 10-Year Treasury Note	(55)	Jun-2021	(7,378,596)	(7,201,563)	177,034
			(46,560,545)	(45,932,450)	313,084
			$(12,930,210)	$(12,410,055)	$205,142

^      Security is held by the KFA MLM Index Subsidiary, Ltd. as of March 31, 2021.
The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2021

KFA Mount Lucas Index Strategy ETF (concluded)

‡      For financial information on the Schwab Short-Term U.S. Treasury ETF, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

AUD — Australian Dollar

CAD — Canadian Dollar

ETF — Exchange-Traded Fund

ULSD — Ultra-Low Sulfur Diesel

USD — U.S. Dollar

The following summarizes the market value of the Fund’s investments and other financial instruments used as of March 31, 2021, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange — Traded Fund	$22,804,730	$—	$—	$22,804,730
Total Investments in Securities	$22,804,730	$—	$—	$22,804,730
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$884,450	$—	$—	$884,450
Unrealized Depreciation	(679,308)	—	—	(679,308)
Total Other Financial Instruments	$205,142	$—	$—	$205,142

*       Futures Contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For the period ended March 31, 2021, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

March 31, 2021

	KFA Large Cap Quality Dividend Index ETF	KFA Small Cap Quality Dividend Index ETF	KFA Dynamic Fixed Income ETF	KFA Value Line® Dynamic Core Equity Index ETF
Assets:
Investments at Value	$48,890,369	$38,447,041	$66,841,307	$25,218,961
Cash and Cash Equivalents	56,157	58,740	1,440,770	60,613
Receivable for Investment Securities Sold	3,060,922	2,853,538	—	—
Dividend and Interest Receivable	68,248	73,293	869,470	46,631
Reclaim Receivable	845	—	—	—
Total Assets	52,076,541	41,432,612	69,151,547	25,326,205

Liabilities:
Payable for Investment Securities Purchased	—	—	436,722	—
Payable for Capital Shares Redeemed	3,062,316	2,856,210	—	—
Payable for Management Fees	17,046	17,460	25,687	11,500
Payable for Trustees’ Fee	57	43	77	53
Total Liabilities	3,079,419	2,873,713	462,486	11,553
Net Assets	$48,997,122	$38,558,899	$68,689,061	$25,314,652

Net Assets Consist of:
Paid-in Capital	$44,267,666	$35,963,938	$74,692,972	$22,604,254
Total Distributable Earnings/(Loss)	4,729,456	2,594,961	(6,003,911)	2,710,398
Net Assets	$48,997,122	$38,558,899	$68,689,061	$25,314,652
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,600,002	1,350,002	3,200,002	1,100,002
Net Asset Value, Offering and Redemption Price Per Share	$30.62	$28.56	$21.47	$23.01
Cost of Investments	$43,404,576	$33,201,488	$66,034,467	$22,814,376

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Assets and Liabilities (concluded)

March 31, 2021

KFA Mount Lucas Index Strategy ETF
Assets:
Investments at Value	$22,804,730
Cash and Cash Equivalents	1,850,898
Cash Collateral on Future Contracts	3,851,077
Foreign Currency at Value	226,705
Variation Margin Receivable on Future Contracts	401,165
Total Assets	29,134,575

Liabilities:
Variation Margin Payable on Future Contracts	189,128
Payable for Management Fees	22,099
Payable for Trustees’ Fee	65
Total Liabilities	211,292
Net Assets	$28,923,283

Net Assets Consist of:
Paid-in Capital	$26,611,366
Total Distributable Earnings	2,311,917
Net Assets	$28,923,283
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	1,050,002
Net Asset Value, Offering and Redemption Price Per Share	$27.55
Cost of Investments	$22,834,235
Cost of Foreign Currency	$224,930

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the year or period ended March 31, 2021

	KFA Large Cap Quality Dividend Index ETF	KFA Small Cap Quality Dividend Index ETF	KFA Dynamic Fixed Income ETF	KFA Value Line® Dynamic Core Equity Index ETF(1)
Investment Income:
Dividend Income	$1,026,467	$708,252	$110,307	$220,340
Interest Income	98	48	2,028,754	1
Less: Foreign Taxes Withheld	(1,903)	—	—	—
Total Investment Income	1,024,662	708,300	2,139,061	220,341

Expenses:
Management Fees†	179,934	152,172	223,900	37,428
Trustees’ Fees	3,626	2,288	3,785	230
Other Fees	1,605	923	1,365	—
Net Expenses	185,165	155,383	229,050	37,658
Net Investment Income	839,497	552,917	1,910,011	182,683

Net Realized Gain (Loss) on:
Investments	6,439,707	961,605	(3,207,049)	199,509
Net Realized Gain (Loss) on Investments	6,439,707	961,605	(3,207,049)	199,509

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	10,154,471	9,522,470	3,879,833	2,404,585
Net Change in Unrealized Appreciation on Investments	10,154,471	9,522,470	3,879,833	2,404,585
Net Realized and Unrealized Gain on Investments	16,594,178	10,484,075	672,784	2,604,094
Net Increase in Net Assets Resulting from Operations	$17,433,675	$11,036,992	$2,582,795	$2,786,777

(1)    Commenced operations on November 23, 2020.

†       See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Operations (concluded)

For the year or period ended March 31, 2021

KFA Mount Lucas Index Strategy ETF(1)
Investment Income:
Dividend Income	$23,100
Interest Income	232
Total Investment Income	23,332

Expenses:
Management Fees†	79,292
Trustees’ Fees	364
Net Expenses	79,656
Net Investment Loss	(56,324)

Net Realized Gain (Loss) on:
Investments	(121)
Futures Contracts	2,192,143
Foreign Currency Translations	(1,193)
Net Realized Gain on Investments, Foreign Currency Translations and Futures Contracts	2,190,829

Net Unrealized Appreciation (Depreciation) on:
Investments	(29,505)
Futures Contracts	205,142
Foreign Currency Translations	1,775
Net Unrealized Appreciation on Investments, Foreign Currency Translations and Futures Contracts	177,412
Net Realized and Unrealized Gain on Investments, Foreign Currency Translations and Futures Contracts	2,368,241
Net Increase in Net Assets Resulting from Operations	$2,311,917

(1)    Commenced operations on December 1, 2020.

†       See Note 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	KFA Large Cap Quality Dividend Index ETF
	Year Ended March 31, 2021	Period Ended March 31, 2020(1)
Operations:
Net Investment Income	$839,497	$647,554
Net Realized Gain (Loss) on Investments	6,439,707	(4,803,438)
Net Change in Unrealized Appreciation (Depreciation) on Investments	10,154,471	(4,668,678)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,433,675	(8,824,562)

Distributions:	(912,095)	(406,126)

Capital Share Transactions:(2)
Issued	10,187,153	55,597,961
Redeemed	(18,937,151)	(5,141,733)
Increase (Decrease) in Net Assets from Capital Share Transactions	(8,749,998)	50,456,228
Total Increase in Net Assets	7,771,582	41,225,540

Net Assets:
Beginning of Year/Period	41,225,540	—
End of Year/Period	$48,997,122	$41,225,540

Share Transactions:
Issued	350,000	2,150,002
Redeemed	(700,000)	(200,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(350,000)	1,950,002

(1)    Commenced operations on June 11, 2019.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KFA Small Cap Quality Dividend Index ETF
	Year Ended March 31, 2021	Period Ended March 31, 2020(1)
Operations:
Net Investment Income	$552,917	$327,356
Net Realized Gain (Loss) on Investments	961,605	(1,602,361)
Net Change in Unrealized Appreciation (Depreciation) on Investments	9,522,470	(4,276,917)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,036,992	(5,551,922)

Distributions:	(538,857)	(215,973)

Capital Share Transactions:(2)
Issued	17,790,082	32,045,018
Redeemed	(14,722,406)	(1,284,035)
Increase in Net Assets from Capital Share Transactions	3,067,676	30,760,983
Total Increase in Net Assets	13,565,811	24,993,088

Net Assets:
Beginning of Year/Period	24,993,088	—
End of Year/Period	$38,558,899	$24,993,088

Share Transactions:
Issued	750,000	1,250,002
Redeemed	(600,000)	(50,000)
Net Increase in Shares Outstanding from Share Transactions	150,000	1,200,002

(1)    Commenced operations on June 11, 2019.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KFA Dynamic Fixed Income ETF
	Year Ended March 31, 2021	Period Ended March 31, 2020(1)
Operations:
Net Investment Income	$1,910,011	$310,230
Net Realized Loss on Investments	(3,207,049)	(3,380,489)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,879,833	(3,072,993)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,582,795	(6,143,252)

Distributions:	(1,893,337)	(276,930)

Capital Share Transactions:(2)
Issued	41,504,696	52,799,288
Redeemed	(19,884,199)	—
Increase in Net Assets from Capital Share Transactions	21,620,497	52,799,288
Total Increase in Net Assets	22,309,955	46,379,106

Net Assets:
Beginning of Year/Period	46,379,106	—
End of Year/Period	$68,689,061	$46,379,106

Share Transactions:
Issued	1,950,000	2,200,002
Redeemed	(950,000)	—
Net Increase in Shares Outstanding from Share Transactions	1,000,000	2,200,002

(1)    Commenced operations on December 6, 2019.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

KFA Value Line® Dynamic Core Equity Index ETF
Period Ended March 31, 2021(1)
Operations:
Net Investment Income	$182,683
Net Realized Gain on Investments and Foreign Currency Translations	199,509
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	2,404,585
Net Increase in Net Assets Resulting from Operations	2,786,777

Distributions:	(54,791)

Capital Share Transactions:(2)
Issued	23,604,970
Redeemed	(1,022,304)
Increase in Net Assets from Capital Share Transactions	22,582,666
Total Increase in Net Assets	25,314,652

Net Assets:
Beginning of Period	—
End of Period	$25,314,652

Share Transactions:
Issued	1,150,002
Redeemed	(50,000)
Net Increase in Shares Outstanding from Share Transactions	1,100,002

(1)    Commenced operations on November 23, 2020.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Changes in Net Assets (concluded)

KFA Mount Lucas Index Strategy ETF
Period Ended March 31, 2021(1)
Operations:
Net Investment Loss	$(56,324)
Net Realized Gain on Investments, Futures Contracts, and Foreign Currency Translations	2,190,829
Net Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, and Foreign Currency Translations	177,412
Net Increase in Net Assets Resulting from Operations	2,311,917

Capital Share Transactions:(2)
Issued	26,611,366
Increase in Net Assets from Capital Share Transactions	26,611,366
Total Increase in Net Assets	28,923,283

Net Assets:
Beginning of Period	—
End of Period	$28,923,283

Share Transactions:
Issued	1,050,002
Net Increase in Shares Outstanding from Share Transactions	1,050,002

(1)    Commenced operations on December 1, 2020.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights/Consolidated Financial Highlights

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KFA Large Cap Quality Dividend Index ETF(1)
2021	21.14	0.49	9.67	10.16	(0.68)	—	—
2020	25.00	0.38	(4.04)	(3.66)	(0.20)	—	—
KFA Small Cap Quality Dividend Index ETF(1)
2021	20.83	0.44	7.69	8.13	(0.40)	—	—
2020	25.00	0.35	(4.33)	(3.98)	(0.16)	(0.03)	—
KFA Dynamic Fixed Income ETF(2)
2021	21.08	0.81	0.38	1.19	(0.80)	—	—
2020	25.00	0.34	(4.01)	(3.67)	(0.25)	—	—
KFA Value Line® Dynamic Core Equity Index ETF(3)
2021	20.00	0.20	2.88	3.08	(0.07)	—	—
KFA Mount Lucas Index Strategy ETF(4)
2021	25.00	(0.06)	2.61	2.55	—	—	—

*       Per share data calculated using average shares method.

**     Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

†       Annualized.

††     Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

(1)    Commenced operations on June 11, 2019.

(2)    Commenced operations on December 6, 2019.

(3)    Commenced operations on November 23, 2020.

(4)    Commenced operations on December 1, 2020.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(0.68)	30.62	48.30	48,997	0.41	0.41	1.86	142
(0.20)	21.14	(14.80)	41,226	0.42†	0.42†	1.85†	72††

(0.40)	28.56	39.27	38,559	0.51	0.51	1.81	126
(0.19)	20.83	(16.09)	24,993	0.52†	0.52†	1.75†	59††

(0.80)	21.47	5.79	68,689	0.46	0.46	3.83	147
(0.25)	21.08	(14.77)	46,379	0.46†	0.46†	4.78†	292††

(0.07)	23.01	15.46	25,315	0.55†	0.55†	2.68†	55††

—	27.55	10.20	28,923	0.89†	0.89†	(0.63)†	—††

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements/Consolidated Notes to Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2021, the Trust had twenty four operational series. The financial statements herein and the related notes pertain to the following 5 series: KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF, KFA Dynamic Fixed Income ETF, KFA Value Line® Dynamic Core Equity Index ETF and KFA Mount Lucas Index Strategy ETF (each, a “Fund” and collectively, the “Funds”). Each of the Funds is a non-diversified Fund, as defined under Section 5(b)(1) of the Investment Company Act of 1940. Krane Funds Advisors, LLC (“Krane” or the ‘‘Adviser’’), a Delaware limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the ‘‘Board’’). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. The Adviser may use sub-advisers (each, a “Sub-Adviser” or collectively, the “Sub-Advisers”) to perform the day-to-day management of the Funds.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, currently holds approximately 40.2% and 30.7%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

The KFA MLM Index Subsidiary, Ltd. is a wholly-owned subsidiary of the KFA Mount Lucas Index Strategy ETF (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the KFA Mount Lucas Index Strategy ETF and its subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Financial Highlights.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), (the “Exchange”). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the series of the Trust. Only Authorized Participants can redeem and purchase Creation Units of Shares directly. Each Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The investment objective of each Fund in the table below is to seek investment results that generally correspond (before fees and expenses) to its respective index listed below (each, an “Underlying Index”):

KraneShares Funds	Index
KFA Large Cap Quality Dividend Index ETF	Russell 1000 Dividend Select Equal Weight Index
KFA Small Cap Quality Dividend Index ETF	Russell 2000 Dividend Select Equal Weight Index
KFA Dynamic Fixed Income ETF	FTSE US High-Yield Treasury Rotation Index
KFA Value Line® Core Dynamic Equity Index ETF	3D/L Value Line® Dynamic Core Equity Index

The KFA Mount Lucas Index Strategy ETF seeks to provide a total return that, before fees and expenses, exceeds that of the KFA MLM Index over a complete market cycle. The KFA Mount Lucas Index Strategy ETF is actively managed and does not track an index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

SECURITY VALUATION — The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for each Fund normally is calculated by the Administrator and determined as of the regularly scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the Exchange is open.

Securities listed on a securities exchange (i.e. exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by the Fund’s independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time.

The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established by the board of trade on which they are traded. Over-the-Counter (“OTC”) options are valued based upon prices determined by the applicable independent, third party pricing agent. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. As of and during the year ended March 31, 2021, the Funds did not hold swaps, options or forward foreign currency contracts.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

Securities for which market prices are not ‘‘readily available,’’ or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using ‘‘fair value’’ pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time.

In addition, a Fund may fair value its securities if an event that may materially affect the value of a Fund’s securities that trade outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that a Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane recommends and the Trust’s Fair Valuation Committee determines to make additional adjustments.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Transactions in Fund shares will be priced at NAV only if shares are purchased or redeemed directly from a Fund in Creation Units. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 — Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of March 31, 2021, management of the Funds has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Interest income is recognized on the accrual basis from the settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method.

FOREIGN CURRENCY — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (“REITs”) — With respect to the Funds, dividend income is recorded based on the income included in distributions received from REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

MASTER LIMITED PARTNERSHIPS — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

tax purposes, a MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

FUTURES — The KFA Mount Lucas Index Strategy ETF will utilize the Subsidiary for purposes of investing in commodities futures contracts that are the same as or similar to those included in the Index. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. As of March 31, 2021, the KFA Mount Lucas Index Strategy ETF had open futures contracts. Refer to the Fund’s Consolidated Schedule of Investments for details regarding open futures contracts as of March 31, 2021.

For the period ended March 31, 2021, the average monthly notional amount of futures contracts for the KFA Mount Lucas Index Strategy ETF was as follows:

KFA Mount Lucas Index Strategy ETF
Average Monthly Notional Value Long	$50,041,088
Average Monthly Notional Value Short	$24,819,774

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Funds distribute their net investment income at least annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of LIBOR plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statements of Operations.

SECURITIES LENDING — The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 102% on domestic securities and 105% on international securities of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by a Fund from a securities lending program. Each Fund pays Krane 10% of any net monthly income received from the investment of cash collateral and loan fees received from borrowers in respect of each securities loan (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) (see Note 3). There were no securities on loan as of March 31, 2021.

CREATION UNITS — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 50,000 Shares, or multiples thereof).

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee may be charged.

The following table discloses Creation Unit breakdown for the year ended March 31, 2021:

KraneShares Funds	Creation Unit Shares	Standard Transaction Fee – Subscriptions	Value at March 31, 2021	Standard Transaction Fee – Redemptions	Maximum Variable Transaction Fee*
KFA Large Cap Quality Dividend Index ETF	50,000	$700	$1,531,000	$700	2.00%
KFA Small Cap Quality Dividend Index ETF	50,000	350	1,428,000	350	2.00%
KFA Dynamic Fixed Income ETF	50,000	500	1,073,500	500	2.00%
KFA Value Line® Dynamic Core Equity Index ETF	50,000	400	1,150,500	400	2.00%
KFA Mount Lucas Index Strategy ETF	50,000	500	1,377,500	500	2.00%

*       As a percentage of the Creation Unit(s) purchased/redeemed.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. DERIVATIVES TRANSACTIONS

The following tables are KFA Mount Lucas Index Strategy ETF exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of March 31, 2021, was as follows:

Consolidated Statement of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives
Commodities Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$322,575	$(445,075)
Interest Rate Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	365,555	(8,922)
Foreign Exchange Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	196,320	(225,311)
		$884,450	$(679,308)

*       Unrealized appreciation (depreciation) on Futures Contracts is included in distributable earnings (loss).

The effect of derivative instruments on the Consolidated Statement of Operations for the period ended March 31, 2021, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**	Total
Commodities Risk
Futures contracts	$2,045,118	$(122,500)	$1,922,618
Interest Risk
Futures contracts	142,040	356,633	498,673
Foreign Exchange Risk
Futures contracts	4,985	(28,991)	(24,006)
	$2,192,143	$205,142	$2,397,285

*       Futures contracts are included in net realized gain on Futures Contracts.

**     Futures contracts are included in change in unrealized depreciation on Futures Contracts.

4. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of each Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In addition to these services, to the extent a Fund engages in securities lending, Krane will: (i) assist the securities lending agent of the Fund (the “Agent”) to determine which securities

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning the Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its management activities.

The Agreement requires the Adviser to pay all operating expenses of the Funds, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the 1940 Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary expenses by the Board. In addition, under the Agreement, while the fees and expenses related to the Funds’ securities lending-related activities reduce the gross revenues and income of the Funds from such activities, they are not fees and expenses for which Krane is responsible.

Each Agreement provides that each Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if it is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Funds. Pursuant to the Agreement between the Trust and the Adviser, the Funds below pay the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of each Fund. In addition, as compensation for the services provided by the Adviser in connection with any securities lending-related activities, each Fund pays the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect to securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), if any included on the Statements of Operations as “Security Lending Fees”. During the period, none of the Funds engaged in securities lending.

KraneShares Funds	Management Fee
KFA Large Cap Quality Dividend Index ETF	0.40%
KFA Small Cap Quality Dividend Index ETF	0.50%
KFA Dynamic Fixed Income ETF	0.45%
KFA Value Line® Dynamic Core Equity Index ETF	0.55%
KFA Mount Lucas Index Strategy ETF	0.89%

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The Adviser and each Sub-Adviser bear all of their own costs associated with providing these advisory services. As part of its agreement with the Trust, the Adviser has contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except as set forth above and as otherwise indicated in those agreements.

SUB-ADVISORY AGREEMENTS — SkyRock Investment Management, LLC (“SkyRock”) serves as the sub-adviser to the KFA Dynamic Fixed Income ETF and is responsible for the day-to-day management of the Fund, subject to the supervision by the Adviser and the Board. For the services SkyRock provides to KFA Dynamic Fixed Income ETF, the Adviser pays SkyRock a fee equal to 33.33% of the sum of: (i) the total gross management fee due to Krane from the Fund under the terms of the Advisory Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and Krane.

3D/L Capital Management, LLC (“3D/L”) (formerly, Lee Capital Management, LP) serves as the Sub-Adviser of the KFA Value Line® Dynamic Core Equity Index ETF. 3D/L provides non-discretionary sub-advisory services to the Fund, which will includes research and portfolio modeling services related to the Fund’s investments and the monitoring of such investments. For the services 3D/L provides to the Fund, the Adviser pays 3D/L a fee equal to 25% of the sum of: (i) the total gross advisory fee due to Krane from the Fund under the terms of the Advisory Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and Krane.

Mount Lucas Index Advisers LLC (“MLIA”) serves as the Sub-Adviser of the KFA Mount Lucas Index Strategy ETF. For the services MLIA provides to the Fund, the Adviser pays MLIA a fee equal to 32% of the the sum of: (i) the total gross advisory fee due to Krane from the Fund under the terms of the Advisory Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and Krane.

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the administrator, serves as the Funds’ distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2021, no fees were charged under the Plan, since no such fees are currently paid by the Funds and the Board of Trustees has not currently approved the commencement of any payments under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. BBH serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

5. BASIS FOR CONSOLIDATION FOR THE KFA MOUNT LUCAS INDEX STRATEGY ETF

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the KFA Mount Lucas Index Strategy ETF include the accounts

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

of the Fund’s Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation for the Fund. The Subsidiary has a fiscal year end of March 31 for financial statement consolidation purposes.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code of 1986 (“IRC”). The Subsidiary’s taxable income is included in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

The KFA Mount Lucas Index Strategy ETF’s investment in the Subsidiary may not exceed 25% of the value of its total assets.

A summary of the investments in the Subsidiary is as follows:

KraneShares Funds	Inception Date Of Subsidiary	Subsidiary Net Assets at March 31, 2021	% of Total Net Assets at March 31, 2021
KFA MLM Index Subsidiary, Ltd.	December 1, 2020	$2,647,618	9.15%

6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2021, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

KraneShares Funds	Purchases	Sales and Maturities
KFA Large Cap Quality Dividend Index ETF	$66,642,862	$63,582,569
KFA Small Cap Quality Dividend Index ETF	41,354,775	38,454,244
KFA Dynamic Fixed Income ETF	89,273,261	17,062,060
KFA Value Line® Dynamic Core Equity Index ETF	11,238,462	11,241,742
KFA Mount Lucas Index Strategy ETF	22,834,235	—

During the year ended March 31, 2021, the purchases or sales of long-term U.S. government securities were:

KraneShares Funds	Purchases	Sales and Maturities
KFA Dynamic Fixed Income ETF	$39,975,426	$39,832,267

For the year ended March 31, 2021, in-kind transactions associated with creations and redemptions were:

KraneShares Funds	Purchases	Sales and Maturities	Realized Gain/(Loss)
KFA Large Cap Quality Dividend Index ETF	$10,407,047	$18,917,738	$2,398,923
KFA Small Cap Quality Dividend Index ETF	17,892,019	14,770,830	2,156,821
KFA Dynamic Fixed Income ETF	—	19,344,325	273,187
KFA Value Line® Dynamic Core Equity Index ETF	23,641,631	1,023,036	21,588

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

7. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translation, investments in publicly traded partnerships, and perpetual bond adjustments. The permanent differences that are credited or charged to Paid-in-Capital and Distributable Earnings are redemption-in-kind transactions. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

KraneShares Funds	Distributable Earnings/(Loss)	Paid-in Capital
KFA Large Cap Quality Dividend Index ETF	$(2,401,016)	$2,401,016
KFA Small Cap Quality Dividend Index ETF	(2,081,677)	2,081,677
KFA Dynamic Fixed Income ETF	(273,187)	273,187
KFA Value Line® Dynamic Core Equity Index ETF	(21,588)	21,588
KFA Mount Lucas Index Strategy ETF	—	—

The tax character of dividends and distributions paid during the year or period ended March 31, 2021 and March 31, 2020 were as follows:

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Totals
KFA Large Cap Quality Dividend Index ETF
2021	$912,095	$—	$912,095
2020	406,126	—	406,126
KFA Small Cap Quality Dividend Index ETF
2021	$538,857	$—	$538,857
2020	215,973	—	215,973
KFA Dynamic Fixed Income ETF
2021	$1,893,337	$—	$1,893,337
2020	276,930	—	276,930
KFA Value Line® Dynamic Core Equity Index ETF
2021	$54,791	$—	$54,791
KFA Mount Lucas Index Strategy ETF
2021	$—	$—	$—

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

As of March 31, 2021, the components of tax basis distributable earnings (accumulated losses) were as follows:

	KFA Large Cap Quality Dividend Index ETF	KFA Small Cap Quality Dividend Index ETF	KFA Dynamic Fixed Income ETF
Undistributed Ordinary Income	$162,836	$158,158	$41,241
Capital Loss Carryforwards	(901,773)	(2,692,351)	(6,842,577)
Unrealized Appreciation on Investments and Foreign Currency	5,468,393	5,129,154	787,650
Other Temporary Differences	—	—	9,775
Total Distributable Earnings/(Loss)	$4,729,456	$2,594,961	$(6,003,911)
	KFA Value Line® Dynamic Core Equity Index ETF	KFA Mount Lucas Index Strategy ETF
Undistributed Ordinary Income	$339,479	$2,162,292
Undistributed Long-Term Capital Gain	—	43,456
Unrealized Appreciation on Investments and Foreign Currency	2,370,918	141,518
Other Temporary Differences	1	(35,349)
Total Distributable Earnings	$2,710,398	$2,311,917

The Funds have capital losses carry forward as follows:

KraneShares Funds	Short-Term Loss	Long-Term Loss	Total
KFA Large Cap Quality Dividend Index ETF	$901,773	$—	$901,773
KFA Small Cap Quality Dividend Index ETF	2,647,538	44,813	2,692,351
KFA Dynamic Fixed Income ETF	6,842,577	—	6,842,577

During the year ended March 31, 2021, KFA Large Cap Quality Dividend Index ETF utilized $4,056,236 of capital loss carryforwards to offset capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2021, were as follows:

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
KFA Large Cap Quality Dividend Index ETF	$43,421,976	$5,759,738	$(291,345)	$5,468,393
KFA Small Cap Quality Dividend Index ETF	33,317,887	5,738,690	(609,536)	5,129,154
KFA Dynamic Fixed Income ETF	66,053,657	1,223,044	(435,394)	787,650
KFA Value Line® Dynamic Core Equity Index ETF	22,848,044	2,437,763	(66,845)	2,370,918
KFA Mount Lucas Index Strategy ETF	22,844,588	181,373	(39,858)	141,515

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

8. CONCENTRATION OF RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to certain of the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”. The following risks pertain to all Funds, unless otherwise noted.

CASH AND CASH EQUIVALENTS RISK — The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

COMMODITY RISK (KFA Mount Lucas Index Strategy ETF) — The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities.

Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity in the commodities market, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.

COMMODITY-LINKED DERIVATIVES RISK (KFA Mount Lucas Index Strategy ETF) — The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the Index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

COMMODITY POOL REGISTRATION RISK (KFA Mount Lucas Index Strategy ETF) — Under amended regulations promulgated by the CFTC, the Fund and the Subsidiary will be considered commodity pools upon commencement of operations, and therefore each will be subject to regulation under the Commodity Exchange Act and CFTC rules. Krane will register as a commodity pool operator and will manage the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Commodity pools are subject to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund and the Subsidiary. Additionally, positions in

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

futures and other contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

CONCENTRATION RISK (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF, KFA Value Line® Dynamic Core Equity Index ETF and KFA Mount Lucas Index Strategy ETF) — Because the Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Depending on the composition of each Fund’s Underlying Index, the Fund may be subject to principal risks, as outlined in each Funds’ prospectus. Each Fund may have significant exposure to other industries or sectors.

CURRENCY RISK (KFA Mount Lucas Index Strategy ETF) — To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

DERIVATIVES RISK — The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. In addition, derivatives can be illiquid and imperfectly correlate with the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to perform under it. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

DIVIDEND RISK (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF and KFA Value Line® Dynamic Core Equity Index ETF)  — There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, such dividends will remain at current levels or increase over time.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

ETF RISK. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.    The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face delisting from the Exchange.

Cash Transactions Risk (KFA Mount Lucas Index Strategy ETF).    Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk (KFA Mount Lucas Index Strategy ETF).    Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk.    There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk.    Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

EQUITY SECURITIES RISK (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF and KFA Value Line® Dynamic Core Equity Index ETF) — The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

FIXED INCOME SECURITIES RISK (KFA Dynamic Fixed Income ETF and KFA Mount Lucas Index Strategy ETF) — Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., it defaults on its obligations). Event risk refers to the risk that an unexpected event could interfere with an issuer’s ability to make timely interest or principal payments or that causes market speculation about the issuer’s ability to make such payments, which could cause the credit quality and market value of an issuer’s bonds and/or other debt securities to decline significantly. Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments go down; and when interest rates go down, the prices of most debt instruments go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. The current low-interest-rate environment heightens the risks associated with rising interest rates. Maturity risk refers to the value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Pay-In-Kind and Step-Up Coupon Securities Risk.    A pay-in-kind security pays no interest in cash to its holder during its life. Similarly, a step-up coupon security is a debt security that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Accordingly, pay-in-kind and step-up coupon securities will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current, periodic distribution of interest in cash.

Perpetual Bonds Risk.    Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may be more sensitive to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate. Perpetual bonds are also subject to credit risk with respect to the issuer. In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond, which may require the Fund to reinvest the proceeds in lower yielding securities.

Prepayment and Extension Risk.    When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment. This could cause a decrease in the Fund’s income and share price. Conversely, when interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase the Fund’s sensitivity to interest rates and its potential for price declines.

Subordinated Obligations Risk.    Payments under some bonds may be structurally subordinated to other existing and future liabilities and obligations of the issuer. Claims of creditors of subordinated debt will have less priority as to the assets of the issuer and its creditors who seek to enforce the terms of the bond. Certain bonds may not contain any restrictions on the ability to incur additional unsecured indebtedness.

FOREIGN INVESTMENTS RISK (KFA Mount Lucas Index Strategy ETF) — Investments in non-U.S. instruments may involve risk of loss due to foreign currency fluctuations and political or economic instability. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

FUTURES STRATEGY RISK (KFA Mount Lucas Index Strategy ETF) — The use of futures contracts is subject to special risk considerations. The primary risks associated with the use of futures contracts include: (a) an imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability to predict correctly the direction of market prices, interest rates, currency exchange rates and other economic factors; and (e) if the Fund has insufficient cash, it may have to sell securities or financial instruments from its portfolio to meet daily variation margin requirements, which may lead to the Fund selling securities or financial instruments at a loss.

As a futures contract the Fund owns approaches its settlement date, the Fund may sell that futures contract and reinvest the proceeds in a similar contract with a more distant settlement date. This process is referred to as “rolling” a futures contract. The successful use of such a strategy depends upon the Adviser’s skill and experience. Although the Fund will attempt to roll from an expiring futures contract to another contract that the Adviser believes will generate the greatest yield for the Fund, the Fund nevertheless may incur a cost to “roll” the contract. In a commodity futures market where current month expiring contracts trade at a lower price than next month’s contract, a situation referred to as “contango,” then, absent the impact of the overall movement in commodity prices, the Fund may experience an adverse impact because it would be selling less expensive contracts and buying more expense contracts. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, there could be a significant negative impact on the Fund when it “rolls” its futures contract positions.

GEOGRAPHIC FOCUS RISK (KFA Mount Lucas Index Strategy ETF) — The Fund’s investments will be focused in a particular country, countries, or region and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

European Union Risk.    Recently, new concerns have emerged in regard to the economic and political stability of the European Union. These concerns have led to downward pressure on the earnings of certain European issuers and on European financial markets. Secessionist movements in various member countries to leave the European Union may have an adverse effect on the economies of those member countries and on the European Union as a whole. The economies of the European Union are dependent to a significant extent on those of certain key trading partners, including China, the United States, and other European countries. A reduction in spending on products and services exported from the European Union, or volatility in the financial markets of member countries, may have an adverse impact on the broader European Union economy and could adversely affect the Fund.

HIGH YIELD SECURITIES RISK (KFA Dynamic Fixed Income ETF) — Securities that are rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than highly rated securities because their issuers may be more likely to default. Junk bonds are inherently speculative. The prices of high yield securities are likely to be more volatile than those of highly rated securities, and the secondary market for them is generally less liquid than that for highly rated securities.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

HIGH PORTFOLIO TURNOVER RISK (KFA Dynamic Fixed Income ETF, KFA Value Line® Dynamic Core Equity Index ETF and KFA Mount Lucas Index Strategy ETF) — The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

INVESTMENT IN INVESTMENT COMPANIES RISK — The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by the Adviser, the Sub-Adviser and/or their affiliates. The Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the underlying fund’s expenses. The Adviser and the Sub-Adviser are subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by the Adviser and the Sub-Adviser and/or their affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

LARGE CAPITALIZATION COMPANY RISK (KFA Large Cap Quality Dividend Index ETF, and KFA Value Line® Dynamic Core Equity Index ETF) — Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

LIQUIDITY RISK (KFA Dynamic Fixed Income ETF and KFA Mount Lucas Index Strategy ETF) — Certain of the Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time or price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

MANAGEMENT RISK — Because the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that Krane or its sub-adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

MARKET RISK — The values of the Funds’ holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause increased volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economics and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Funds are susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Funds’ investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Funds to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

MOMENTUM RISK (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF and KFA Dynamic Fixed Income ETF) — Momentum investing entails investing in securities that exhibit persistence in certain performance indicators. These securities may be more volatile than a broad cross-section of securities and momentum may indicate that the performance indicator being measured is peaking. The Fund may experience losses if the price of securities exhibiting momentum stops, turns or otherwise behaves differently than predicted.

NON-DIVERSIFIED FUND RISK — The Fund is non-diversified and may concentrate its investments to a greater extent than a diversified fund. Changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

PASSIVE INVESTMENT RISK (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF, KFA Dynamic Fixed Income ETF and KFA Value Line® Dynamic Core Equity Index ETF) — The Fund is not actively managed, does not seek to “beat” the Underlying Index and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry or sector. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index.

PRIVATELY-ISSUED SECURITIES RISK (KFA Dynamic Fixed Income ETF) — The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be less liquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund. In addition, transaction costs may be higher for privately-issued securities than for more liquid securities. The Fund may have to bear the expense of registering privately-issued securities for resale and the risk of substantial delays in effecting the registration.

QUALITY FACTOR RISK (KFA Large Cap Quality Dividend Index ETF and KFA Small Cap Quality Dividend Index ETF) — The Fund uses appreciating annual dividends as a measurement of quality. This style of investing is subject to the risk that the past performance of these companies does not continue and that the returns on such securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality dividend investing is out of favor and during which the investment performance of a fund using a quality dividend strategy may suffer.

RANKING RISK — (KFA Value Line® Dynamic Core Equity Index ETF) The Fund uses the Value Line® Timeliness and Safety™ Ranking Systems in selecting securities. This is subject to the risk that the rankings may not be accurate and that the performance of these companies may not continue. The returns on these securities may be less than returns on other companies or the overall stock market. In addition, there may be periods when companies highly ranked by Value Line® are out of favor and during which the investment performance of the Fund may suffer.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

REGULATORY RISK (KFA Mount Lucas Index Strategy ETF) — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund.

SECTOR RISK (KFA Value Line® Dynamic Core Equity Index ETF) — From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

SECURITIES LENDING RISK (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF, KFA Dynamic Fixed Income ETF and KFA Value Line® Dynamic Core Equity Index ETF) — To the extent a Fund lends its securities, it may be subject to the following risks: (1) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities; (2) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (3) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions; and (4) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

SHORT SALES RISK (KFA Mount Lucas Index Strategy ETF) — Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.

SMALL AND MID-CAPITALIZATION COMPANY RISK (KFA Small Cap Quality Dividend Index ETF) — Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

SUBSIDIARY INVESTMENT RISK (KFA Mount Lucas Index Strategy ETF) — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund will not receive all

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

of the protections offered to shareholders of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

TAX RISK — In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

TRACKING ERROR RISK (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF, KFA Dynamic Fixed Income ETF and KFA Value Line® Dynamic Core Equity Index ETF) — The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities. The Fund may not be able to invest in certain components of the Underlying Index due to legal restrictions imposed by foreign governments or other regulatory reasons. In addition, securities included in the Underlying Index may be suspended from trading. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

U.S. GOVERNMENT OBLIGATIONS RISK (KFA Mount Lucas Index Strategy ETF) — Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

VALUATION RISK — Independent market quotations for the non-U.S. securities held by the Funds may not be readily available and such securities may be fair valued. Fair valuation is subjective and different market participants may assign different prices to the same security. As a result, there is a risk that the Funds may not be able to sell a security at the price assigned to the security by the Fund. In addition, the securities in which the Funds invest may trade on days that the Funds do not price their shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

9. OTHER

At March 31, 2021, all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Funds). However, the individual shares that make up those Creation Units are traded on the NYSE Arca Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

Notes to Financial Statements/Consolidated Notes to Financial Statements (concluded)

10. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities and the consolidated statement of assets and liabilities of the funds listed in the Appendix, five of the funds comprising KraneShares Trust (collectively, the Funds), including the schedules of investments and the consolidated schedule of investments, as of March 31, 2021, the related statements of operations and consolidated statement of operations for the year or period then ended listed in the Appendix, the statements of changes in net assets and the consolidated statement of changes in net assets for each of the years or periods in the two year period then ended listed in the Appendix, and the related notes and consolidated notes (collectively, the financial statements) and the financial highlights and consolidated financial highlights (collectively the financial highlights) for each of the years or periods in the five year period then ended listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of its operations for the year or period then ended listed in the Appendix, the changes in its net assets for each of the years or periods in the two year period then ended listed in the Appendix, and the financial highlights for each of the years or periods in the five year period then ended listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania
May 28, 2021

Report of Independent Registered Public Accounting Firm (concluded)

Appendix

Funds with commencement of operations during the year ended March 31, 2020:

KFA Large Cap Quality Dividend Index ETF

KFA Small Cap Quality Dividend Index ETF

Statement of operations for the year ended March 31, 2021

Statements of changes in net assets and the financial highlights for the year ended March 31, 2021 and the period from June 11, 2019 (commencement of operations) through March 31, 2020

KFA Dynamic Fixed Income ETF

Statement of operations for the year ended March 31, 2021

Statements of changes in net assets and the financial highlights for the year ended March 31, 2021 and the period from December 6, 2019 (commencement of operations) through March 31, 2020

Funds with commencement of operations during the year ended March 31, 2021:

KFA Value Line® Dynamic Core Equity Index ETF

Statements of operations and changes in net assets and the financial highlights for the period from November 23, 2020 (commencement of operations) through March 31, 2021

KFA Mount Lucas Index Strategy ETF

Consolidated statement of assets and liabilities and the consolidated schedule of investments, as of March 31, 2021

Consolidated statements of operations and changes in net assets and the consolidated financial highlights for the period from December 1, 2020 (commencement of operations) through March 31, 2021

Trustees and Officers of the Trust (Unaudited)

March 31, 2021

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2021.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee[2]
Jonathan Krane[1] (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive of Krane Portfolio Advisors, LLC from 2018 to present.	28	None

Independent Trustees[2]
Patrick P. Campo (1970) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2017	From 2019 to present, Director of Research, and from 2013 to 2019, Director of Long Short Equity, Titan Advisors.	28	None

John Ferguson (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, L.L.C. from 2005 to 2011.	28	None

Trustees and Officers of the Trust (Unaudited) (continued)

March 31, 2021

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees[2]
Matthew Stroyman (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	28	None
Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Jonathan Krane (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive of Krane Portfolio Advisors, LLC from 2018 to present.	28	None

Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	28	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2021

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Michael Quain (1957) 280 Park Avenue 32nd Floor New York, New York, 10017	Chief Compliance Officer and Anti-Money Laundering Officer, No set term; served since June 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013.	28	None
Eric Olsen[3] (1970) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2021	Director of Accounting, SEI Investments Global Fund Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (August 2013 to February 2021).	28	None
David Adelman (1964) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2021	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021. Partner, Reed Smith LLP from 2015 to 2021.	28	None
Jonathan Shelon (1974) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, CICC Wealth Management (USA) LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	28	None
1	Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.
2	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
3	These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Liquidity Risk Management Program (Unaudited)

March 31, 2021

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Trust, on behalf of its separate series (“Funds”), has established a liquidity risk management program (the “Program”). The Program is designed to assess and manage each Fund’s liquidity risk. Liquidity risk is defined as the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining shareholders. The Board has designated a cross-functional committee, which is composed of Krane Funds Advisors, LLC (“Krane”) compliance and capital markets personnel and the Trust’s Chief Compliance Officer, to administer the Program (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program to assess and review, on an ongoing basis, the Funds’ liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds’ liquidity risk factors and the periodic classification (or re-classification, as necessary,) of the Funds’ investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) based on the number of days that it is reasonably expected to convert them into cash, in current market conditions, without significantly changing their value. In conducting its assessment, the Program Administrator utilizes information about each Fund’s investment strategy, its flows, the efficacy of its arbitrage mechanism (as indicated by the premiums and/or discounts and bid-ask spreads of its shares), the characteristics of the Fund’s shareholders and the Fund’s ability to honor redemptions in kind.

At a meeting of the Board in May 2020, the Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from June 1, 2019 through December 31, 2019 (the “Annual Report”). In the Annual Report, the Program Administrator confirmed that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and that the Program has been implemented and operated effectively. In addition, at subsequent quarterly meetings of the Board, the Program Administrator provided the Board with a summary of each Fund’s liquidity profile during the preceding quarter and the operation of the Program with respect thereto.

Approval of Investment Advisory Agreements (Unaudited)

KFA Mount Lucas Index Strategy ETF

At a meeting held on November 19, 2020, the Board of Trustees (the “Board”) of KraneShares Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved:

•   the existing investment advisory agreement (the “KFA Agreement”) between Krane Funds Advisors, LLC (“Krane”) and the Trust on behalf of the following separate series of the Trust (collectively, the “Fund”):

•   KFA Mount Lucas Index Strategy ETF (“KMLM”);

•   a new investment advisory agreement (the “CFC Agreement”) between Krane and KFA MLM Index (“KMLM CFC”), a wholly-owned subsidiary of KMLM;

•   a sub-advisory agreement (the “KMLM Sub-Advisory Agreement”) between Krane, on behalf of KMLM, and Mount Lucas Index Advisers LLC (“Mount Lucas” or “Sub-Adviser”);

•   a sub-advisory agreement (the “CFC Sub-Advisory Agreement”) between Krane, on behalf of KMLM CFC, and Mount Lucas.

The KFA Agreement and the CFC Agreement are collectively referred to herein as the “Advisory Agreements.” The KMLM Sub-Advisory Agreement and the CFC Sub-Advisory Agreement are collectively referred to collectively herein as the “Sub-Advisory Agreements,” and the Sub-Advisory Agreements and the Advisory Agreements are collectively referred to as the “Agreements.”

In advance of the meeting, and at a separate meeting of the Independent Trustees in executive session held on November 17, 2020, the Board received and considered information provided by Krane in response to the Independent Trustees’ written request related to the Board’s consideration of the Advisory Agreements. The Board also considered, in response to a separate written request to the Sub-Adviser, information provided by Mount Lucas with respect to the Sub-Advisory Agreements. The Board noted that it considers information at each of its regularly scheduled meetings related to, among other matters, the services provided by Krane to the Trust and that it anticipates it will consider similar information with respect to the services provided by the Sub-Adviser with respect to KMLM and KMLM CFC. The Independent Trustees also noted that they receive additional information from Krane outside of the regularly scheduled Board meetings and at executive sessions held by the Independent Trustees. As a result, the Board considered that its evaluation process with respect to Krane and the Sub-Adviser will be an ongoing one.

In evaluating the Agreements, the Board considered, among other matters: (1) the nature, extent, and quality of the services to be provided to KMLM and KMLM CFC by Krane and to each of KMLM and KMLM CFC by the Sub-Adviser; (2) the proposed compensation to be paid under each Agreement; (3) the estimated costs of the services to be provided by Krane and the Sub-Adviser and the profitability expectations of Krane and the Sub-Adviser with respect to their relationship with KMLM; (4) the extent to which economies of scale could be realized as KMLM grows and whether the unitary fee charged under the KFA Agreement will enable investors in KMLM to share in any such economies of scale; and (5) other benefits Krane and the Sub-Adviser anticipate they may receive from their respective relationship with KMLM and KMLM CFC.

Approval of Investment Advisory Agreements (Unaudited) (continued)

Nature, Extent and Quality of Services

Based on written and oral reports received by the Board prior to and at the November 17, 2020 executive session of the Independent Trustees and the November 19, 2020 meeting of the Board, the Board considered the nature, quality, and extent of the overall services to be provided by Krane and the Sub-Adviser under the Agreements. The Board considered the responsibilities of Krane under the Advisory Agreements, including its obligation to oversee the services provided by the Sub-Adviser. The Board also discussed the nature, quality and extent of services to be provided by Mount Lucas under the KMLM Sub-Advisory Agreement and the KMLM CFC Sub-Advisory Agreement.

The Board took note of the qualifications, background and responsibilities of Krane’s senior personnel that will provide services to KMLM. The Board recognized that Krane invested significant time and effort in structuring the Trust and KMLM, assessing or working with the Sub-Adviser to assess KMLM’s market appeal and investment strategy, and arranging service providers for the Trust. The Board considered that Krane established a securities lending program for the benefit of KMLM and certain other series of the Trust. The Board noted that Krane continually evaluates its existing compliance and operational staff, and that it has consistently sought to retain and add, as appropriate, qualified and experienced staff in these areas as its business has grown. The Board also considered the financial condition of Krane and its current ownership structure. The Board noted that Krane is part of a larger family of investment management firms with significant resources, including administrative resources utilized by Krane.

The Board considered that Krane is responsible for establishing and monitoring the investment program for series of the Trust, and that Krane will continually monitor the investment program and performance of KMLM, whose portfolio will be managed, on a day-to-day basis, by the Sub-Adviser. The Board noted the time and effort spent by Krane and, as applicable, the Sub-Adviser to develop KMLM’s investment program and to continually monitor its performance. The Board also considered Mount Lucas’s significant experience in using managed futures.

Investment Performance

The Board noted that, because KMLM has not yet commenced investment operations, it has no investment performance. Once KMLM commences operations, however, the Board noted that it will receive regular reports regarding its performance relative to a broad Morningstar peer group, as well as a select group of competitors identified by Krane and/or the Sub-Adviser. The Board also considered that at its regular meetings it will receive information regarding KMLM’s tracking error against the performance of its identified underlying index. The Board considered the proposed underlying index for KMLM. The Board discussed its experience with Krane’s management of existing operational series of the Trust that pursue different investment strategies.

Compensation

The Board considered that pursuant to the KFA Agreement, Krane will enter into a unitary advisory fee arrangement for KMLM. Under the unitary fee arrangement, Krane will be responsible for paying most of the expenses incurred by KMLM, including those of its principal service providers and fees payable to the Sub-Adviser. The Board reviewed and considered the fees proposed to be paid by KMLM in light of the nature, quality and extent of the services provided or obtained by Krane.

The Board noted Krane’s representation that KMLM offers unique investment exposure to Mount Lucas and its experience in using managed futures for shareholders and potential investors in registered funds.

Approval of Investment Advisory Agreements (Unaudited) (continued)

Although the Board received information regarding the fees proposed to be paid to the Sub-Adviser under the Sub-Advisory Agreements, the Board noted the arm’s-length nature of the relationship between Krane and the Sub-Adviser with respect to the negotiation of subadvisory fee rates. The Board also considered that Krane (and not KMLM) pays the Sub-Adviser’s fees.

Costs and Profitability

The Board considered the estimated cost of Krane’s services with respect to KMLM and KMLM CFC. The Board noted that, because KMLM has not yet launched, it was difficult to estimate how profitable it would be to Krane. The Independent Trustees received information from Krane regarding its financial stability and its overall profitability and discussed with Krane’s management how launching KMLM would likely impact such profitability. The Board considered information previously provided by Krane regarding the cost of its services and its profitability with respect to the existing operational series of the Trust. The Board noted Krane’s commitment to KMLM, including its proposal to implement a unitary fee structure under which it will bear many of KMLM’s expenses.

Although it reviewed information from the Sub-Adviser regarding the likely costs and profitability of providing services to KMLM and KMLM CFC, the Board noted the arm’s-length nature of the relationship between Krane and the Sub-Adviser with respect to the negotiation of the subadvisory fee rates. The Board considered that Krane, and not KMLM, was responsible for paying the subadvisory fees under each Sub-Advisory Agreement.

Economies of Scale

The Board considered whether Krane would realize economies of scale with respect to its services to the KMLM and KMLM CFC as they grow larger, including the extent to which this would be reflected in the fees to be paid to Krane. The Board noted that the proposed advisory fee does not include breakpoints, and that it was not possible—before the commencement of investment operations — to accurately evaluate potential economies of scale. The Board also noted that Krane continues to reinvest a portion of its profits in its business, including through the addition of compliance and operations personnel, as appropriate, and that any economies of scale could be shared with KMLM in this manner. Based on these and other considerations, including that KMLM and KMLM CFC are newly organized, the Board considered economies of scale not to be a material factor in its consideration of the Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the Agreements. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards and judicial precedent applicable to its consideration of the Agreements. The Board noted that, as with other series of the Trust, it will continue to monitor KMLM at its regular meetings, during executive sessions of the Independent Trustees and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Agreements, were reasonable in light of the factors considered by the Board.

Approval of Investment Advisory Agreements (Unaudited) (continued)

KFA Value Line® Dynamic Core Equity Index ETF

At a meeting on September 8, 2020, the Board of Trustees (“Board”) of KraneShares Trust (“Trust”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the existing investment advisory agreement (“Advisory Agreement”) between Krane Funds Advisors, LLC (“Krane”) and the Trust with respect to KraneShares Value Line® Dynamic Core Equity Index ETF (“KVLE”), a newly formed series of the Trust. The Board, including a majority of the Independent Trustees, also approved a proposed subadvisory agreement, between Krane and Lee Capital Management LP (“LCM”) with respect to KVLE (the “Subadvisory Agreement” and, together with the Advisory Agreement, the “Agreements”).

In advance of the meeting, and at a separate meeting of the Independent Trustees in executive session, the Board received and considered (i) information provided by Krane in response to the Independent Trustees’ written request relating to the Board’s consideration of the Advisory Agreement; and (ii) information provided by LCM in response to the Independent Trustees’ written request relating to the Board’s consideration of the Subadvisory Agreement. The Board also considered that its evaluation process with respect to Krane is an ongoing one and, as a result, the Board considers information at each of its regularly scheduled meeting related to, among other matters, the services provided by Krane to each operational series of the Trust. The Board also receives additional information from Krane outside of the regularly scheduled Board meetings and at executive sessions of the Independent Trustees.

In evaluating the Agreements, the Board considered, among other matters: (1) the nature, extent, and quality of the services to be provided by Krane and LCM; (2) the proposed compensation to be paid by KVLE under the Agreements; (3) the estimated costs of the services to be provided by Krane and Krane’s profitability expectations with respect to its services to KVLE; (4) the extent to which economies of scale could be realized by Krane as KVLE grows and whether the Agreements would enable investors to share in the benefits of economies of scale; and (5) other benefits Krane and LCM anticipate that they may receive from their relationship with the Trust and KVLE.

Nature, Extent, and Quality of Services

Based on the written and oral reports received prior to and at the executive session of the Independent Trustees and the meeting of the Board held on September 8, 2020, the Board considered the nature, quality, and extent of the overall services to be provided by Krane and LCM under the Agreements. Among other things, the Board considered the personnel, experience and resources of Krane, and Krane’s ability to provide or obtain such services as may be necessary to manage KVLE. The Board took note of the qualifications, background and responsibilities of Krane’s senior personnel who will provide services to KVLE. The Board recognized that Krane invested significant time and effort in structuring KVLE, including assessing the market appeal of KVLE’s investment strategy, and arranging service providers for the Trust. The Board also considered the financial condition of Krane and noted that Krane is part of a large family of investment management firms with significant resources.

The Board considered that Krane will be responsible for establishing and monitoring KVLE’s investment program and for the day-to-day investment activities of KVLE, subject to the Board’s oversight. The Board considered that Krane’s portfolio managers currently successfully manage a number of other series of the Trust and noted the Krane has established a securities lending program

Approval of Investment Advisory Agreements (Unaudited) (continued)

in which KVLE may participate. The Board took note of Krane’s ongoing commitment to evaluating and supporting its compliance and operational staff and that it continually seeks to retain qualified staff in these areas as its business grows.

The Board considered that, under the terms of the Subadvisory Agreement, LCM will provide nondiscretionary advice in connection with the management of KVLE. The Board considered Krane’s work with LCM related to the use of Value Line® rankings in connection with developing the underlying index for KVLE and the overlay provided by LCM with respect to the use of such rankings. The Board noted the significant experience of members of LCM’s management team responsible for the KVLE strategy and considered that KVLE will benefit from LCM’s proprietary quantitative investment process and how LCM will monitor the underlying index in connection with the overlay.

Investment Performance

The Board noted that, because KVLE has not yet commenced investment operations, it has no investment performance. The Board considered that, once KVLE commences operations, the Board will receive regular reports regarding the performance of KVLE relative to its peer funds, including tracking error compared to its peer funds. The Board also considered its experience with Krane’s management of existing operational series of the Trust that pursue different investment strategies and Krane’s significant experience in managing portfolios with various investment objectives. The Board noted the performance of a collective investment trust managed by LCM that follows an investment strategy similar to that proposed for KVLE and considered hypothetical backtested index returns for KVLE’s underlying index.

Compensation

The Board reviewed and considered the compensation proposed to be received by Krane under the Advisory Agreement in light of the nature, quality, and extent of the services to be provided to KVLE. The Board received written presentations from Krane prior to and at its September 8, 2020 meeting and the Independent Trustees had the opportunity to ask questions of senior representatives of Krane at that meeting and at the executive session of the Independent Trustees held immediately following such meeting. The Board considered that Krane proposed to enter into a unitary advisory fee arrangement with the Trust on behalf of KVLE, under which Krane, and not KVLE, will be responsible for paying many of KVLE’s expenses, including those of KVLE’s principal service providers.

The Board noted that the proposed unitary fee rate for KVLE was in line with the total expense ratio of the peer group funds identified by Krane. In its evaluation of the proposed fees compared to other market participants, the Board considered Krane’s representations regarding the competitive marketplace for KVLE and how KVLE will be differentiated from its competitors, including through access to LCM’s proprietary quantitative process and risk management model.

The Board considered the compensation paid to Krane by other advisory clients, including existing operational series of the Trust, as compared to KVLE and recognized that Krane may receive additional compensation if KVLE participates in the securities lending-related program established by Krane. The Board took note that it was not possible to estimate what such compensation might amount to and that such compensation would be monitored to ensure it is appropriate in light of the services to be provided by Krane.

Approval of Investment Advisory Agreements (Unaudited) (continued)

Although the Board received information regarding the fees paid to LCM under the Subadvisory Agreement, the Board noted the arm’s-length nature of the relationship between Krane and LCM with respect to the negotiation of subadvisory fee rates. The Board also considered that Krane (and not KVLE) will pay LCM’s fees.

Costs and Profitability

The Board considered the estimated cost of services and profitability of Krane with respect to KVLE. The Board noted that, because KVLE has not yet launched, it is difficult to estimate how profitable the services provided to KVLE under the Advisory Agreement will be to Krane. The Independent Trustees received information from Krane regarding its financial stability and its profitability and had an opportunity in executive session to pose questions to Krane’s chief executive officer (“CEO”) related to, among other things, Krane’s profitability, its broader business strategy, and how KVLE will fit into the suite of products offered by Krane.

The Board considered information from Krane and LCM regarding KVLE’s projected assets over the initial period of the Agreements. The Board also considered information previously provided by Krane regarding the cost of its services and profitability with respect to the existing operational series of the Trust and the similarities and differences between those series and KVLE. The Board noted that KVLE will pay a unitary fee and that, under the terms of the Advisory Agreement, Krane will bear many of KVLE’s expenses as well as the risk that KVLE fails to raise assets adequate to cover such costs.

Although the Board received information from LCM related to its use of third party systems and service providers, the Board did not specifically consider information regarding the costs of such services or profits that LCM projects it will realize from its relationship with KVLE. The Board noted the arm’s-length nature of the relationship between Krane and LCM with respect to the negotiation of the subadvisory fee rate on behalf of KVLE, and considered that Krane, and not KVLE, is responsible for paying LCM’s fees under the Subadvisory Agreement.

Other Benefits

The Board considered the extent to which Krane could derive ancillary benefits from KVLE’s operations, including potential benefits to Krane as a result of its ability to use KVLE’s assets to engage in soft-dollar transactions and that Krane could potentially benefit from any trades that KVLE conducts through a broker-dealer affiliated with the majority owner of Krane. The Board did not observe any other potential benefits to be realized by Krane from its relationship with KVLE.

Economies of Scale

The Board considered whether Krane would realize economies of scale with respect to its services to KVLE as KVLE’s assets grow, including the extent to which this would be reflected in the level of fees to be paid by KVLE to Krane. The Board noted that it is difficult, before the commencement of investment operations, to accurately evaluate potential economies of scale. The Board took note, however, that Krane consistently reinvests a portion of its profits in its business, including through the addition of compliance, operations and sales personnel, as appropriate, and that such reinvestment benefits each series of the Trust. Based on these and other considerations, including that KVLE is newly organized and has not yet commenced operations, the Board considered economies of scale not to be a material factor in its consideration of the Advisory Agreement.

Approval of Investment Advisory Agreements (Unaudited) (concluded)

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards applicable to its consideration of the Agreements and the Independent Trustees met in executive session with Krane’s CEO and Independent Trustee counsel to address such standards and recent developments in this area of the law, to consider Krane’s financial stability and strategic initiatives, and to address how KVLE and other strategic initiatives would impact Krane’s business and staffing. The Board noted that, once KVLE becomes operational, the Board will monitor KVLE at its regular meetings, during executive sessions of the Independent Trustees, and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Agreements, were reasonable.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All Exchange Traded Funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2020 to March 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return.    This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.    This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE:    Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 10/1/2020	Ending Account Value 3/31/2021	Annualized Expense Ratios	Expenses Paid During Period(1)
KFA Large Cap Quality Dividend Index
ETFActual Fund Return	$1,000.00	$1,188.90	0.41%	$2.24
Hypothetical 5% Return	1,000.00	1,022.89	0.41	2.07

KFA Small Cap Quality Dividend Index ETF
Actual Fund Return	$1,000.00	$1,352.50	0.51%	$2.99
Hypothetical 5% Return	1,000.00	1,022.39	0.51	2.57

KFA Dynamic Fixed Income ETF
Actual Fund Return	$1,000.00	$1,058.30	0.46%	$2.36
Hypothetical 5% Return	1,000.00	1,022.64	0.46	2.32

KFA Value Line® Dynamic Core Equity Index ETF
Actual Fund Return(2)	$1,000.00	$1,154.60	0.55%	$2.08
Hypothetical 5% Return	1,000.00	1,022.19	0.55	2.77

KFA Mount Lucas Index Strategy ETF
Actual Fund Return(3)	$1,000.00	$1,101.60	0.89%	$3.07
Hypothetical 5% Return	1,000.00	1,020.49	0.89	4.48
(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) unless otherwise indicated.
(2)	Expenses are equal to Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 128/365 (to reflect the period from 11/23/20 – 3/31/21).
(3)	Expenses are equal to Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 120/365 (to reflect the period from 12/1/20 – 3/31/21).

Notice to the Shareholders (Unaudited)

For shareholders that do not have a March 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2021, the Funds are designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
KFA Large Cap Quality Dividend Index ETF
0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.02%	0.00%	0.00%
KFA Small Cap Quality Dividend Index ETF
0.00%	0.00%	100.00%	100.00%	100.00%	99.89%	0.00%	0.02%	0.00%	0.00%
KFA Dynamic Fixed Income ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	2.41%	88.55%	0.00%	0.00%
KFA Value Line® Dynamic Core Equity Index ETF
0.00%	0.00%	100.00%	100.00%	48.17%	37.78%	0.00%	0.00%	0.00%	0.00%
KFA Mount Lucas Index Strategy ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
(1)	Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.
(2)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(3)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(4)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(5)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.
(6)	The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.

Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per Share at which the Funds issue and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements. The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of their holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Funds’ website at http://kfafunds.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

Privacy Notice

Adopted December 18, 2020

PRIVACY NOTICE

KRANE SHARES TRUST

FACTS	WHAT DOES KRANE SHARES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•   Social Security number and wire transfer instructions

•   account transactions and transaction history

•   investment experience and purchase history

When you are no longer our customer, we may continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Krane Shares Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Krane Shares Trust share information?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes — to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share

Privacy Notice (concluded)

Reasons we can share your personal information:	Does Krane Shares Trust share information?	Can you limit this sharing?
For our affiliates’ everyday business purposes — information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes — information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-212-933-0393
What we do:
How does Krane Shares Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Krane Shares Trust collect my personal information?	We collect your personal information, for example, when you open an account We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes — information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Krane Shares Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Krane Shares Trust does not jointly market.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, NY 10017

1-855-857-2638

http://kfafunds.com

Investment Adviser:

Krane Funds Advisors, LLC

280 Park Avenue 32nd Floor

New York, NY 10017

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

This information must be preceded or accompanied by a current prospectus for the Funds described.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, NY 10017

KRS-AR-002-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$440,800	$0	N/A	$312,400	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$75,455	$0	N/A	$67,658	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes Act, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2021	2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not applicable.

(g)      The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $0 and $0, respectively.

(h)      During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant's investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant's Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Items 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR § 270.30a-3(d)) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b)	Officer certification as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KraneShares Trust

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2021

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 9, 2021